GMACM HOME EQUITY LOAN TRUST 2002-HE2,


                                     Issuer,


                                       and


                        WELLS FARGO BANK MINNESOTA, N.A.,


                                Indenture Trustee

                            ------------------------


                                    INDENTURE

                            ------------------------


                           Dated as of March 26, 2002


                       GMACM HOME EQUITY LOAN-BACKED NOTES




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                                TABLE OF CONTENTS

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ARTICLE I         Definitions...............................................................2

        Section 1.01 Definitions............................................................2

        Section 1.02 Incorporation by Reference of Trust Indenture Act......................2

        Section 1.03 Rules of Construction..................................................2

ARTICLE II        Original Issuance of Notes................................................3

        Section 2.01 Form...................................................................3

        Section 2.02 Execution, Authentication and Delivery.................................3

ARTICLE III       Covenants.................................................................4

        Section 3.01 Collection of Payments with Respect to the Mortgage Loans..............4

        Section 3.02 Maintenance of Office or Agency........................................4

        Section 3.03 Money for Payments to Be Held in Trust; Paying Agent...................4

        Section 3.04 Existence..............................................................6

        Section 3.05 Priority of Distributions..............................................6

        Section 3.06 Protection of Trust Estate.............................................9

        Section 3.07 Opinions as to Trust Estate...........................................10

        Section 3.08 Performance of Obligations; Servicing Agreement.......................10

        Section 3.09 Negative Covenants....................................................11

        Section 3.10 Annual Statement as to Compliance.....................................11

        Section 3.11 Recordation of Assignments............................................12

        Section 3.12 Representations and Warranties Concerning the Mortgage Loans..........12

        Section 3.13 Assignee of Record of the Mortgage Loans..............................12

        Section 3.14 Servicer as Agent and Bailee of the Indenture Trustee.................12

        Section 3.15 Investment Company Act................................................13

        Section 3.16 Issuer May Consolidate, etc...........................................13

        Section 3.17 Successor or Transferee...............................................15

        Section 3.18 No Other Business.....................................................15

        Section 3.19 No Borrowing..........................................................15

        Section 3.20 Guarantees, Loans, Advances and Other Liabilities.....................15

        Section 3.21 Capital Expenditures..................................................15

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        Section 3.22 Owner Trustee Not Liable for Certificates or Related Documents........15

        Section 3.23 Restricted Payments...................................................16

        Section 3.24 Notice of Events of Default...........................................16

        Section 3.25 Further Instruments and Acts..........................................16

        Section 3.26 Statements to Noteholders.............................................16

        Section 3.27 Determination of Note Rate............................................17

        Section 3.28 Payments under the Policy.............................................17

        Section 3.29 Replacement Enhancement...............................................17

        Section 3.30 Additional Representations of the Issuer..............................18

ARTICLE IV        The Notes; Satisfaction and Discharge of Indenture.......................19

        Section 4.01 The Notes;............................................................19

        Section 4.02 Registration of and Limitations on Transfer and Exchange of Notes;

               Appointment of Certificate Registrar........................................19

        Section 4.03 Mutilated, Destroyed, Lost or Stolen Notes............................20

        Section 4.04 Persons Deemed Owners.................................................21

        Section 4.05 Cancellation..........................................................21

        Section 4.06 Book-Entry Notes......................................................22

        Section 4.07 Notices to Depository.................................................22

        Section 4.08 Definitive Notes......................................................23

        Section 4.09 Tax Treatment.........................................................23

        Section 4.10 Satisfaction and Discharge of Indenture...............................23

        Section 4.11 Application of Trust Money............................................24

        Section 4.12 Subrogation and Cooperation...........................................25

        Section 4.13 Repayment of Monies Held by Paying Agent..............................25

        Section 4.14 Temporary Notes.......................................................26

ARTICLE V         Default And Remedies.....................................................26

        Section 5.01 Events of Default.....................................................26

        Section 5.02 Acceleration of Maturity; Rescission and Annulment....................26

        Section 5.03 Collection of Indebtedness and Suits for Enforcement by

               Indenture Trustee...........................................................27

        Section 5.04 Remedies; Priorities..................................................29

        Section 5.05 Optional Preservation of the Trust Estate.............................31
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        Section 5.06 Limitation of Suits...................................................31

        Section 5.07 Unconditional Rights of Noteholders to Receive Principal and
               Interest....................................................................32

        Section 5.08 Restoration of Rights and Remedies....................................32

        Section 5.09 Rights and Remedies Cumulative........................................33

        Section 5.10 Delay or Omission Not a Waiver........................................33

        Section 5.11 Control by Enhancer or Noteholders....................................33

        Section 5.12 Waiver of Past Defaults...............................................33

        Section 5.13 Undertaking for Costs.................................................34

        Section 5.14 Waiver of Stay or Extension Laws......................................34

        Section 5.15 Sale of Trust Estate..................................................34

        Section 5.16 Action on Notes.......................................................36

        Section 5.17 Performance and Enforcement of Certain Obligations....................36

ARTICLE VI        The Indenture Trustee....................................................38

        Section 6.01 Duties of Indenture Trustee...........................................38

        Section 6.02 Rights of Indenture Trustee...........................................39

        Section 6.03 Individual Rights of Indenture Trustee................................41

        Section 6.04 Indenture Trustee's Disclaimer........................................41

        Section 6.05 Notice of Event of Default............................................41

        Section 6.06 Reports by Indenture Trustee to Noteholders...........................41

        Section 6.07 Compensation and Indemnity............................................41

        Section 6.08 Replacement of Indenture Trustee......................................42

        Section 6.09 Successor Indenture Trustee by Merger.................................43

        Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.....43

        Section 6.11 Eligibility; Disqualification.........................................44

        Section 6.12 Preferential Collection of Claims Against Issuer......................45

        Section 6.13 Representations and Warranties........................................45

        Section 6.14 Directions to Indenture Trustee.......................................45

        Section 6.15 Indenture Trustee May Own Securities..................................46

ARTICLE VII       Noteholders' Lists and Reports...........................................46

        Section 7.01 Issuer to Furnish Indenture Trustee Names and Addresses of
               Noteholders.................................................................46
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        Section 7.02 Preservation of Information; Communications to Noteholders............46

        Section 7.03 Reports by Issuer.....................................................46

        Section 7.04 Reports by Indenture Trustee..........................................47

ARTICLE VIII      Accounts, Disbursements and Releases.....................................47

        Section 8.01 Collection of Money...................................................47

        Section 8.02 Trust Accounts........................................................48

        Section 8.03 Officer's Certificate.................................................48

        Section 8.04 Termination Upon Distribution to Noteholders..........................48

        Section 8.05 Release of Trust Estate...............................................49

        Section 8.06 Surrender of Notes Upon Final Payment.................................49

ARTICLE IX        Supplemental Indentures..................................................49

        Section 9.01 Supplemental Indentures Without Consent of Noteholders................49

        Section 9.02 Supplemental Indentures With Consent of Noteholders...................51

        Section 9.03 Execution of Supplemental Indentures..................................52

        Section 9.04 Effect of Supplemental Indenture......................................52

        Section 9.05 Conformity with Trust Indenture Act...................................53

        Section 9.06 Reference in Notes to Supplemental Indentures.........................53

ARTICLE X         Miscellaneous............................................................53

        Section 10.01 Compliance Certificates and Opinions, etc............................53

        Section 10.02 Form of Documents Delivered to Indenture Trustee.....................55

        Section 10.03 Acts of Noteholders..................................................56

        Section 10.04 Notices, etc., to Indenture Trustee, Issuer, Enhancer

               and Rating Agencies.........................................................56

        Section 10.05 Notices to Noteholders; Waiver.......................................57

        Section 10.06 Alternate Payment and Notice Provisions..............................58

        Section 10.07 Conflict with Trust Indenture Act....................................58

        Section 10.08 Effect of Headings...................................................58

        Section 10.09 Successors and Assigns...............................................58

        Section 10.10 Severability.........................................................58

        Section 10.11 Benefits of Indenture................................................58

        Section 10.12 Legal Holidays.......................................................58

        Section 10.13 GOVERNING LAW........................................................59

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        Section 10.14 Counterparts.........................................................59

        Section 10.15 Recording of Indenture...............................................59

        Section 10.16 Issuer Obligation....................................................59

        Section 10.17 No Petition..........................................................59

        Section 10.18 Inspection...........................................................60

ARTICLE XI        REMIC Provisions.........................................................60

        Section 11.01 REMIC Administration.................................................60

        Section 11.02 Servicer, REMIC Administrator and Indenture Trustee
               Indemnification.............................................................64

        Section 11.03 Designation of REMIC(s)..............................................64



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                                    EXHIBITS

Exhibit A      -      Form of Notes
Appendix A     -      Definitions
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        This Indenture, dated as of March 26, 2002, is between GMACM Home Equity
Loan Trust 2002-HE2, a Delaware business trust, as issuer (the "Issuer"), and Wells Fargo Bank Minnesota, N.A., a national banking association, as indenture trustee (the "Indenture Trustee").


                                   WITNESSETH:

        Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Noteholders of the Issuer's Series 2002-HE2 GMACM Home Equity Loan-Backed Notes (the "Notes").


                                       GRANTING CLAUSE:

        The Issuer hereby Grants to the Indenture Trustee on the Closing Date, as trustee for the benefit of the Noteholders and the Enhancer, all of the Issuer's right, title and interest in and to all accounts, chattel paper, general intangibles, contract rights, payment intangibles, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to whether now existing or hereafter created in any of the following: (a) the Initial Mortgage Loans and any Subsequent Mortgage Loans, and all monies due or to become due thereunder; (b) the Note Payment Account, and all funds on deposit or credited thereto from time to time and all proceeds thereof; (c) the Capitalized Interest Account, and all funds on deposit or credited thereto from time to time (other than any income thereon), and the Pre-Funding Account, and all funds on deposit or credited thereto from time to time; (d) the Policy and all hazard insurance policies; and (e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

        The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

        The foregoing Grant shall inure to the benefit of the Enhancer in respect of draws made on the Policy and amounts owing from time to time pursuant to the Insurance Agreement (regardless of whether such amounts relate to the Notes or the Certificates), and such Grant shall continue in full force and effect for the benefit of the Enhancer until all such amounts owing to it have been repaid in full.

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        The  Indenture  Trustee,  as  trustee  on  behalf  of  the  Noteholders, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                   ARTICLE I

                                   Definitions

Section 1.01 Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

               "Commission" means the Securities and Exchange Commission.

               "indenture securities" means the Notes.

               "indenture security holder" means a Noteholder.

               "indenture to be qualified" means this Indenture.

               "indenture   trustee"  or   "institutional   trustee"  means  the
                    Indenture Trustee.

               "obligor" on the  indenture  securities  means the Issuer and any other obligor on the indenture securities.

               All other TIA terms used in this Indenture that are defined by TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

Section 1.03   Rules of Construction. Unless the context otherwise requires:

(a)     a term has the meaning assigned to it;

(b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(c)     "or" includes "and/or";

(d)     "including" means "including without limitation";

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(e)  words in the  singular  include the plural and words in the plural  include the singular;

(f)  the term "proceeds" has the meaning ascribed thereto in the UCC; and

(g) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                           Original Issuance of Notes

Section 2.01 Form. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note.

        The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

        The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

Section 2.02 Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

        Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

        The Indenture Trustee shall upon Issuer Request authenticate and deliver Notes for original issue in an aggregate initial principal amount of $665,222,000. The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes and Class A-IO Notes shall have initial principal amounts of $254,826,000, $53,199,000, $161,817,000, $109,924,000, $85,456,000 and $0,
respectively.

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        Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes, and the Notes, other than the Class A-IO Notes, shall be issuable in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. The Class A-IO Notes shall issued in minimum denominations of $1,000,000 Notional Amount and integral multiples of $1,000,000 in excess thereof; provided, however, that one Class A-IO Note may be issued in a minimum denomination of $1,522,000 or an integral multiple of $1,000,000 in excess thereof.

        No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                  ARTICLE III

                                    Covenants

Section 3.01 Collection of Payments with Respect to the Mortgage Loans. The Indenture Trustee shall establish and maintain with itself the Note Payment Account in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Note Payment Account.

Section 3.02 Maintenance of Office or Agency. The Issuer will maintain in the City of Minneapolis, Minnesota, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

Section 3.03 Money for Payments to Be Held in Trust; Paying Agent. As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Note Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints the Indenture Trustee to act as initial Paying Agent hereunder. The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

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(a) hold all sums held by it for the payment of amounts due with  respect to the
Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(b) give the Indenture Trustee and the Enhancer written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(c) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(d) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes, if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

(e) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(f) deliver to the Indenture Trustee a copy of the statement to Noteholders prepared with respect to each Payment Date by the Servicer pursuant to Section
4.01 of the Servicing Agreement.

        The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining


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will be repaid to the Issuer.  The Indenture  Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders the Notes which have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

Section 3.04 Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

Section 3.05   Priority of Distributions.

(a) In accordance with Section 3.03(a) of the Servicing Agreement, the priority of distributions on each Payment Date from Principal Collections and Interest Collections in the Note Payment Account, any optional advances of delinquent principal and/or interest on the Mortgage Loans made by the Servicer in respect of the related Collection Period, any Policy Draw Amount deposited into the Note Payment Account (to be applied solely with respect to the payment of amounts described in clauses (ii), (iii) and (iv) under paragraph (a) of this Section 3.05) pursuant to Section 3.28(a), and any amounts transferred to the Note Payment Account from the Pre-Funding Account and/or the Capitalized Interest Account pursuant to Sections 3.17 and 3.18 of the Servicing Agreement, is as follows:

(i) to pay to the Enhancer, the premium for the Policy for such Payment Date and any previously unpaid premiums, with interest thereon as provided in the Insurance Agreement;

(ii) for payment by the Paying Agent to the Noteholders of each Class of Notes, interest for the related Interest Period at the related Note Rate on the related Note Balance or the Notional Amount in the case of the Class A-IO Notes, immediately prior to such Payment Date and interest due and unpaid on any Class of Notes for any prior Payment Date;

(iii) for payment by the Paying Agent to the Noteholders, as a distribution of principal on the Notes, other than the Class A-IO Notes, the Principal Collection Distribution Amount for such Payment Date, to be allocated to the Notes of each Class as described in Section 3.05(b) below, until the Note Balances thereof have been reduced to zero;

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(iv)    for payment by the Paying Agent to the Noteholders, as a distribution of principal on the Notes, other than the Class A-IO Notes, the Liquidation Loss Distribution Amount for such Payment Date, to be allocated to the Notes of each Class as described in Section 3.05(b) below, until the Note Balances thereof have been reduced to zero;

(v) to the Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon as provided in the Insurance Agreement;

(vi) to the Class SB Certificates, an amount not greater than the Excess Capitalized Interest Requirement to be distributed in accordance Section 3.05(d) below;

(vii) for payment by the Paying Agent to the Noteholders, as a distribution of principal on the Notes, other than the Class A-IO Noteholders, the Overcollateralization Increase Amount for such Payment Date, to be allocated to the Notes of each Class, other than the Class A-IO Notes, as described in Section 3.05(b) below, until the Note Balances thereof have been reduced to zero;

(viii) to pay to the Enhancer, any other amounts owed to the Enhancer pursuant to the Insurance Agreement;

(ix) to pay any Interest Shortfalls for such Payment Date on any of the Class A-1 Notes, the Class A-3 Notes, the Class A-4 Notes or the Class A-5 Notes in the amounts set forth in Section 3.05(b);

(x) to pay any previously unpaid Interest Shortfalls on the Class A-1 Notes, the Class A-3 Notes, the Class A-4 Notes or the Class A-5 Notes, with interest thereon at the respective Note Rate in the amounts set forth in
        Section 3.05(b);

(xi) subject to Section 3.05(b), to the Indenture Trustee, any amounts owing to the Indenture Trustee pursuant to Section 6.07 to the extent remaining unpaid; and

(xii) any remaining amount, including the amount of any Interest Shortfalls on the Class A-IO Notes for such Payment Date or any previous Payment Date and previously unpaid, to the Distribution Account, for distribution to the Certificateholders by the Certificate Paying Agent;

provided, that in the event that on a Payment Date an Enhancer Default shall have occurred and be continuing, then the priorities of distributions described above will be adjusted such that payments of any amounts to be paid to the Enhancer will not be paid until the full amount of interest and principal in accordance with clauses (ii) through (iv) above that are due and required to be paid by the Enhancer on the Notes on such Payment Date have been paid and provided, further, that on the Final Payment Date, the amount to be paid pursuant to clause (iii) above shall be equal to the Note Balance immediately prior to such Payment Date. For purposes of the foregoing, required payments of principal on the Notes on each Payment Date (up to the outstanding Note Balance) will include all Liquidation Loss Amounts for such Payment Date and for all previous Payment Dates until paid or covered in full, to the extent that such
Liquidation  Loss  Amounts  are not  otherwise  covered  by a  Liquidation  Loss
Distribution Amount, a draw on the Policy or a reduction in the Overcollateralization Amount.

        On each Payment Date, the Paying Agent shall apply, from amounts on deposit in the Note Payment Account, and in accordance with the Servicing
Certificate, the amounts set forth above in the order of priority set forth above.

        Amounts paid to Noteholders of any Class shall be paid in respect of the Notes of that Class in accordance with the applicable percentage as set forth in paragraph (c) below. Interest on the Class A-1 Notes will be computed on the basis of the actual number of days in each Interest Period and a 360-day year. Interest on the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class A-IO Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. Any installment of interest or principal payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Noteholder of record thereof on the immediately preceding Record Date by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee, or by check or money order mailed to such Noteholder at such Noteholder's address appearing in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, that the Indenture Trustee shall not pay to any such Noteholder any amounts required to be withheld from a payment to such Noteholder by the Code.

(b) Any payments of principal on the Notes shall be paid sequentially to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes, in that order, in each case until the outstanding Note Balance of that class has been reduced to zero. On any Payment Date, distributions in respect of the payment of any Interest Shortfalls to the Class A-1 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes or the Class A-IO Notes, shall be allocated to each such Class on a pro rata basis, in accordance with the amount of any such Interest Shortfalls on such Class of Notes. If Excess Spread on any Payment Date is not sufficient to cover Interest Shortfalls on all Classes of Notes for that Payment Date, amounts paid pursuant to clause (ix) will be reduced by the Class A-IO Note's pro rata share of amounts available, and those amounts will be paid to the Class A-IO Notes pursuant to clause (xii). Similarly, if Excess Spread available to be paid on any Payment Date is not sufficient to cover Interest Shortfalls on all Classes of Notes remaining unpaid from any previous Payment Date, amounts paid pursuant to clause (x) will be reduced by the Class A-IO Note's pro rata share of amounts available, and those amounts will be paid to the Class A-IO Notes pursuant to clause (xii). In addition, amounts paid pursuant to clause (xi) will be reduced by amounts payable to the Class A-IO Notes pursuant to clause (xii).

(c) Principal of each Note shall be due and payable in full on the Final Payment Date as provided in the applicable form of Note set forth in Exhibit A. All principal payments on the Notes of each Class shall be made in accordance with the priorities set forth in paragraphs (a) and (b) above to the Noteholders entitled thereto in accordance with the related Percentage Interests represented thereby. Upon written notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in the name of which a Note is registered at the close of business on the Record Date preceding the Final Payment Date or other final Payment Date, as applicable. Such notice shall be mailed or faxed no later than five Business Days prior to the Final Payment Date or such other final Payment Date and, unless such Note is then a Book-Entry Note, shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Payment Date or such other final Payment Date will be payable only upon presentation and surrender of such Note, and shall specify the place where such Note may be presented and surrendered for such final payment.

               On each Payment Date, the Overcollateralization Amount available to cover any Liquidation Loss Amounts on such Payment Date shall be deemed to be reduced by an amount equal to such Liquidation Loss Amounts (except to the extent that such Liquidation Loss Amounts were covered on such Payment Date by a Liquidation Loss Distribution Amount or a payment in respect of Liquidation Loss Amounts).

        (d) With respect to each Payment Date during the Pre-Funding Period, the Indenture Trustee shall, pursuant to Section 3.10 of the Trust Agreement, deposit any amounts that would otherwise be paid to the Class SB Certificates pursuant to Section 3.05(a)(vi), up to the Excess Capitalized Interest
Requirement for such Payment Date, into the Capitalized Interest Account. Amounts deposited by the Indenture Trustee into the Capitalized Interest Account pursuant to this paragraph shall be deposited on the same Payment Date and shall be deemed to have been distributed to the holder of the Class SB Certificates in respect of their interest in REMIC III and deposited into the Capitalized Interest Account, pursuant to their instruction to the Indenture Trustee in
Section 3.10 of the Trust Agreement.

Section 3.06   Protection of Trust Estate.
               --------------------------

(a) The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

(ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)   cause the Trust to enforce any of the Mortgage Loans; or

(iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

(b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to
Section  3.07,  if no Opinion  of Counsel  has yet been  delivered  pursuant  to
Section 3.07 unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

        The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.06.

Section 3.07   Opinions as to Trust Estate.
               ---------------------------

        On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel at the expense of the Issuer stating that, upon delivery of the Mortgage Notes relating to the Initial Mortgage Loans to the Indenture Trustee or the Custodian in the State of Pennsylvania, the Indenture Trustee will have a perfected, first priority security interest in such Mortgage Loans.

        On or before December 31st in each calendar year, beginning in 2002, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, no further action is necessary to maintain a perfected, first priority security interest in the Mortgage Loans until December 31 in the following calendar year or, if any such action is required to maintain such security interest in the Mortgage Loans, such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the security interest in the Mortgage Loans until December 31 in the following calendar year.

Section 3.08   Performance of Obligations; Servicing Agreement.
               -----------------------------------------------

(a) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

(b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

(c) The Issuer shall not take any action or permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Servicer is expressly permitted to take in the Servicing Agreement.

(d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

Section 3.09 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

(a) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee pursuant to Section 5.04 hereof;

(b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

(c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

(d) impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Purchase Agreement or in any other Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

Section 3.10 Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ending on December 31, 2002), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

(a) a review of the activities of the Issuer during such year and of its performance under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

(b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

Section 3.11 Recordation of Assignments. The Issuer shall enforce the obligation, if any, of the Sellers under the Purchase Agreement to submit or cause to be submitted for recordation all Assignments of Mortgages within 60 days of receipt of recording information by the Servicer.

Section 3.12 Representations and Warranties Concerning the Mortgage Loans. The Indenture Trustee, as pledgee of the Mortgage Loans, shall have the benefit of the representations and warranties made by GMACM in Section 3.1(a) and Section 3.1(b) of the Purchase Agreement and the benefit of the representations and warranties made by WG Trust in Section 3.1(c) of the Purchase Agreement, concerning the Mortgage Loans and the right to enforce the remedies against GMACM or WG Trust provided in such Section 3.1(a), Section 3.1(b) or Section 3.1(c), as applicable, to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

Section 3.13 Assignee of Record of the Mortgage Loans. As pledgee of the Mortgage Loans, the Indenture Trustee shall hold title to the Mortgage Loans by being named as payee in the endorsements or assignments of the Mortgage Notes and assignee in the Assignments of Mortgage to be delivered under Section 2.1 of the Purchase Agreement. Except as expressly provided in the Purchase Agreement or in the Servicing Agreement with respect to any specific Mortgage Loan, the Indenture Trustee shall not execute any endorsement or assignment or otherwise release or transfer such title to any of the Mortgage Loans until such time as the remaining Trust Estate may be released pursuant to Section 8.05(b). The Indenture Trustee's holding of such title shall in all respects be subject to its fiduciary obligations to the Noteholders hereunder.

Section 3.14 Servicer as Agent and Bailee of the Indenture Trustee. Solely for purposes of perfection under Section 9-313 or 9-314 of the UCC or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Custodial Account pursuant to Section 3.02 of the Servicing Agreement that are allocable to the Mortgage Loans, as well as the agent and bailee of the Indenture Trustee in holding any Related Documents released to the Servicer pursuant to Section 3.06(c) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer. It is intended that, by the

Servicer's acceptance of such agency pursuant to Section 3.02 of the Servicing Agreement, the Indenture Trustee, as a pledgee of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-313 or 9-314 of the UCC of the state in which such property is held by the Servicer.

Section 3.15 Investment Company Act. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

Section 3.16   Issuer May Consolidate, etc.

(a) The Issuer shall not consolidate or merge with or into any other Person, unless:

(i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

(iii) the Enhancer shall have consented thereto and each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event, without taking into account the Policy;

(iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Enhancer) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

(v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this
        Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

(b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

(i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders of the Notes,
     (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

(ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii) the Enhancer shall have consented thereto, and each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event, if determined without regard to the Policy;

(iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

(v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

Section 3.17   Successor or Transferee.
               -----------------------

(a) Upon any consolidation or merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

(b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

Section 3.18 No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

Section 3.19 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

Section 3.20 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.21 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.22 Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein shall be taken as the statements of the Issuer, and the Owner Trustee and the Indenture Trustee assume no responsibility for the correctness of the recitals contained herein. The Owner Trustee and the Indenture Trustee make no representations as to the validity or sufficiency of this Indenture or any other Basic Document, of the Certificates (other than the signatures of the Owner Trustee or the Indenture Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee and the Indenture Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under this Indenture, including, the compliance by the Depositor or the Sellers with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or any other person taken in the name of the Owner Trustee or the Indenture Trustee.

Section 3.23 Restricted Payments.  The Issuer shall not, directly or indirectly,
(i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, the Trust Agreement and (y) payments to the Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Custodial Account except in accordance with this Indenture and the other Basic Documents.

Section 3.24 Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Enhancer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

Section 3.25 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

Section 3.26 Statements to Noteholders. On each Payment Date, each of the Indenture Trustee and the Certificate Registrar shall make available to the Enhancer, the Depositor, the Owner Trustee, each Rating Agency, each Noteholder and each Certificateholder, the Servicing Certificate provided to the Indenture Trustee by the Servicer relating to such Payment Date and delivered pursuant to
Section 4.01 of the Servicing Agreement.

        The Indenture Trustee will make the Servicing Certificate (and, at its option, any additional files containing the same information in an alternative format) available each month to Securityholders and the Enhancer, and other parties to this Indenture via the Indenture Trustee's internet website. The Indenture Trustee's internet website shall initially be located at "www.ctslink.com". Assistance in using the website can be obtained by calling the Indenture Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Indenture Trustee shall have the right to change the way the statement to Securityholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes. The Indenture Trustee may require registration and acceptance of a disclaimer in connection with providing access to its website.

Section 3.27 Determination of Note Rate. On the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period, the Indenture Trustee shall determine LIBOR and the applicable Note Rate for such Interest Period and shall inform the Issuer, the Servicer and the Depositor by means of the Indenture Trustee's online service.

Section 3.28 Payments under the Policy.

(a) (i) If the Servicing Certificate specifies a Policy Draw Amount for any Payment Date, the Indenture Trustee shall make a draw on the Policy in an amount specified in the Servicing Certificate for such Payment Date or, if no amount is specified, the Indenture Trustee shall make a draw on the Policy in the amount by which the amount on deposit in the Note Payment Account is less than interest due on the Notes on such Payment Date.

               (ii) The Indenture Trustee shall deposit or cause to be deposited such Policy Draw Amount into the Note Payment Account on such Payment Date to the extent such amount relates to clause (a) of the definition of "Deficiency Amount" or clause (b) of the definition of "Insured Amount".

               (iii) To the extent such amount relates to clause (b) of the definition of "Deficiency Amount", the Indenture Trustee shall deposit such amount into the Note Payment Account.

(b) The Indenture Trustee shall submit, if a Policy Draw Amount is specified in any statement to Securityholders prepared pursuant to Section 4.01 of the Servicing Agreement, the Notice of Nonpayment and Demand for Payment of Insured Amounts (in the form attached as Exhibit A to the Policy) to the Enhancer no later than 12:00 noon, New York City time, on the second (2nd) Business Day prior to the applicable Payment Date.

Section 3.29 Replacement Enhancement. The Issuer (or the Servicer on its behalf) may, at its expense, in accordance with and upon satisfaction of the conditions set forth herein, but shall not be required to, obtain a surety bond, letter of credit, guaranty or reserve account as a Permitted Investment for amounts on deposit in the Capitalized Interest Account, or may arrange for any other form of additional credit enhancement; provided, that after prior notice thereto, no Rating Agency shall have informed the Issuer that a Rating Event would occur as a result thereof (without taking the Policy into account); and provided further, that the issuer of any such instrument or facility and the timing and mechanism for drawing on such additional enhancement shall be acceptable to the Indenture Trustee and the Enhancer. It shall be a condition to procurement of any such additional credit enhancement that there be delivered to the Indenture Trustee and the Enhancer (a) an Opinion of Counsel, acceptable in form to the Indenture Trustee and the Enhancer, from counsel to the provider of such additional credit enhancement with respect to the enforceability thereof and such other matters as the Indenture Trustee or the Enhancer may require and (b) an Opinion of Counsel to the effect that the procurement of such additional enhancement would not (i) adversely affect in any material respect the tax status of the Notes or the Certificates or (ii) cause the Issuer to be taxable as an association (or a publicly traded partnership) for federal income tax purposes or to be classified as a taxable mortgage pool within the meaning of Section 7701(i) of the Code.

Section 3.30   Additional Representations of the Issuer.
               ----------------------------------------

         The Issuer hereby represents and warrants to the Indenture Trustee that as of the Closing Date:

(a) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Mortgage Notes in favor of the Indenture Trustee, which security interest is prior to all other Liens (except as expressly permitted otherwise in this Indenture), and is enforceable as such as against creditors of and purchasers from the Issuer.

(b) The Mortgage Notes constitute "instruments" within the meaning of the applicable UCC.

(c) The Is suer owns and has good and marketable title to the Mortgage Notes free and clear of any Lien of any Person.

(d) The original executed copy of each Mortgage Note (except for any Mortgage Note with respect to which a Lost Note Affidavit has been delivered to the Custodian) has been delivered to the Custodian.

(e) The Issuer has received a written acknowledgment from the Custodian that the Custodian is acting solely as agent of the Indenture Trustee for the benefit of the Noteholders.

(f) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Notes. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Mortgage Notes other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or any security interest that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(g) None of the Mortgage Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee, except for (i) any endorsements that are part of a complete chain of endorsements from the originator of the Mortgage Note to the Indenture Trustee, and (ii) any marks or notations pertaining to Liens that have been terminated or released.

                                   ARTICLE IV

               The Notes; Satisfaction and Discharge of Indenture

Section 4.01 The Notes;. The Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Notes, through the book-entry facilities of the Depository in minimum initial Note Balances of $250,000 and integral multiples of $1,000 in excess thereof, and with respect to the Class A-IO Notes, a Notional Amount equal to $1,000,000 and integral multiples of $1,000,000 in excess thereof; provided, however, that one Class A-IO Note may be issued in a minimum denomination of $1,522,000 or an integral multiple of $1,000,000 in excess thereof.

        The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Noteholders hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Noteholder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

        In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee, at the request of the Servicer and with the approval of the Issuer, may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

        The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee and upon Issuer Order, authenticated by the Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

Section 4.02 Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Certificate Registrar. The Issuer shall cause to be kept at the Indenture Trustee's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided. The Issuer hereby appoints the Indenture Trustee as the initial Note Registrar.

        Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute, and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Balances evidencing the same aggregate Percentage Interests.

        Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor, in each case in authorized initial Note Balances evidencing the same aggregate Percentage Interests, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Note Registrar shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by, the Noteholder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in The City of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

        No service charge shall be imposed for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

        All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

        The Issuer hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to
Section 3.05 of the Trust Agreement. The Indenture Trustee hereby accepts such appointment.

        Each purchaser of a Note, by its acceptance of the Note, shall be deemed to have represented that the acquisition of such Note by the purchaser does not constitute or give rise to a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

Section 4.03  Mutilated,  Destroyed,  Lost or Stolen Notes. If (i) any mutilated
Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
(ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

        Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

        Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

        The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Section 4.05 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

Section 4.06 Book-Entry Notes. Each Class of Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner shall receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

(a)     the provisions of this Section 4.06 shall be in full force and effect;

(b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners;

(c) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

(d) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

(e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Notes evidencing a specified percentage of the Note Balances of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

Section 4.07 Notices to Depository. Whenever a notice or other communication to the Noteholders of the Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

Section 4.08 Definitive Notes. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository, or (iii) after the occurrence of an Event of Default, Beneficial Owners of Notes representing beneficial interests aggregating at least a majority of the aggregate Note Balance of the Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Depository (or Percentage Interest of the Book-Entry Notes being transferred pursuant to clause (iii) above), accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions, and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Noteholders of the Definitive Notes as Noteholders.

Section 4.09 Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes (exclusive of any payment of Interest Shortfalls to the holders of the Class A-IO Notes), will qualify as regular interests in a REMIC as defined in the Code which will be treated as indebtedness for purposes of such taxes. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry
Note), agree to treat the Notes (exclusive of any payment of Interest Shortfalls to the holders of the Class A-IO Notes), for federal, state and local income, single business and franchise tax purposes as regular interests in a REMIC as defined in the Code which will be treated as indebtedness for purposes of such taxes.

Section 4.10 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                      (A)    either

(1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

(2)  all  Notes  not  theretofore   delivered  to  the  Indenture   Trustee  for
     cancellation

a)      have become due and payable,

b)   will become due and payable at the Final Payment Date within one year, or

c)      have been declared immediately due and payable pursuant to Section 5.02.

        and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes and Certificates then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Payment Date, as evidenced to the Indenture Trustee by an accountant's letter or an Officer's Certificate of the Issuer;

(3) the Issuer has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement by the Issuer; and

(4) the Issuer has delivered to the Indenture Trustee and the Enhancer an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

Section 4.11 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or Certificate Paying Agent, as the Indenture Trustee may determine, to the Securityholders of Securities, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

Section 4.12   Subrogation and Cooperation.
               ---------------------------

(a) The Issuer and the Indenture Trustee acknowledge that (i) to the extent the Enhancer makes payments under the Policy on account of principal of or interest on the Mortgage Loans, the Enhancer will be fully subrogated to the rights the Noteholders to receive such principal of and interest on the Mortgage Loans, and
(ii) the Enhancer shall be paid such principal and interest only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

        The Indenture Trustee shall cooperate in all respects with any reasonable request by the Enhancer for action to preserve or enforce the Enhancer's rights or interest under this Indenture or the Insurance Agreement, consistent with this Indenture and without limiting the rights of the
Noteholders as otherwise set forth in the Indenture, including upon the occurrence and continuance of a default under the Insurance Agreement, a request (which request shall be in writing) to take any one or more of the following actions:

(i) institute Proceedings for the collection of all amounts then payable on the Notes or under this Indenture in respect to the Notes and all amounts payable under the Insurance Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

(ii) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales (as defined in Section
        5.15 hereof) called and conducted in any manner permitted by law;

(iii)   file or record all assignments that have not previously been recorded;

(iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

(v) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Enhancer hereunder.

        Following the payment in full of the Notes, the Enhancer shall continue to have all rights and privileges provided to it under this Section and in all other provisions of this Indenture, until all amounts owing to the Enhancer have been paid in full.

Section 4.13 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all


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

monies then held by any Paying Agent (other than the Indenture Trustee) under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.05; and thereupon, such Paying Agent shall be released from all further liability with respect to such monies.

Section 4.14 Temporary Notes. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

        If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                   ARTICLE V

                              Default And Remedies

Section 5.01 Events of Default. The Issuer shall deliver to the Indenture Trustee and the Enhancer, within five days after learning of the occurrence of any event that with the giving of notice and the lapse of time would become an Event of Default under clause (c) of the definition of "Event of Default" written notice in the form of an Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

Section 5.02 Acceleration of Maturity; Rescission and Annulment. If an Event of Default shall occur and be continuing, then and in every such case the Indenture Trustee, acting at the direction of the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Voting Rights of the Notes, with the written consent of the Enhancer, may declare the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders); and upon any such declaration, the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

        At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Enhancer or the Noteholders of Notes representing a majority of the aggregate Voting Rights of the Notes, with the written consent of the Enhancer, by written notice to the Issuer and the Indenture Trustee, may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

(a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

(i) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred;

(ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

(iii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

        No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a) The Issuer covenants that if default in the payment of (i) any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to it, for the benefit of the Noteholders, the entire amount then due and payable on the Notes for principal and interest, with interest on the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor on the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor on the Notes, wherever situated, the monies adjudged or decreed to be payable.

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

(c) If an Event of Default shall occur and be continuing, the Indenture Trustee, subject to the provisions of Section 10.17 hereof, may, as more particularly provided in Section 5.04, in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d) If there shall be pending, relative to the Issuer or any other obligor on the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or if there shall be any other comparable judicial Proceedings relative to the Issuer or other any other obligor on the Notes, or relative to the creditors or property of the Issuer or such other obligor, then the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise, and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i) to file and prove a claim or claims for the entire amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture
     Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

(ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

(iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

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

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith.

(e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

(g) In any Proceedings to which the Indenture Trustee shall be a party (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

Section 5.04   Remedies; Priorities.
               --------------------

(a) If an Event of Default shall have occurred and be continuing, then the Indenture Trustee, subject to the provisions of Section 10.17 hereof, with the written consent of the Enhancer may, or, at the written direction of the Enhancer, shall, do one or more of the following, in each case subject to
Section 5.05:

(i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor on the Notes monies adjudged due;

(ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

(iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Enhancer, which consent will not be unreasonably withheld, and the Noteholders of 100% of the aggregate Note Balance of the Notes, (B) the proceeds of such sale or liquidation distributable to Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and to reimburse the Enhancer for any amounts drawn under the Policy and any other amounts due the Enhancer under the Insurance Agreement or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Enhancer, which consent will not be unreasonably withheld, and the Noteholders of 66 2/3% of the aggregate Voting Rights of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C) above, the Indenture Trustee may, but need not, obtain and rely, and shall be protected in relying in good faith, upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, provided that a Servicing Default shall not have occurred, any Sale (as defined in Section 5.15 hereof) of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Servicer as provided in the Servicing Agreement. Notwithstanding any sale of the Mortgage Loans pursuant to this Section 5.04(a), the Indenture Trustee shall, for so long as any principal or accrued interest on the Notes remains unpaid, continue to act as Indenture Trustee hereunder and to draw amounts payable under the Policy in accordance with the terms of the Policy.

(b) If the  Indenture  Trustee  collects any money or property  pursuant to this
Article V, it shall pay out such money or property in the following order:

               FIRST:  to the  Indenture  Trustee for amounts due under  Section
               6.07;

               SECOND:to the Noteholders for amounts due and unpaid on the related Notes for interest, including accrued and unpaid interest on the Notes for any prior Payment Date, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for interest from amounts available in the Trust Estate for such Noteholders, but excluding any Interest Shortfalls;

               THIRD: to the Noteholders for amounts due and unpaid on the related Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, from amounts available in the Trust Estate for such Noteholders, until the respective Note Balances of such Notes have been reduced to zero;

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

               FOURTH:to the payment of all amounts due and owing the Enhancer under the Insurance Agreement;

               FIFTH: to the Noteholders for amounts due and unpaid on the related Notes for Interest Shortfalls, if any, including any unpaid Interest Shortfalls on the Notes for any prior Payment Date, ratably, without preference or priority of any kind, according to such amounts due and payable from amounts available in the Trust Estate for such Noteholders;

               SIXTH:  to the  Certificate  Paying  Agent for  amounts due under
               Article VIII of the Trust Agreement; and

               SEVENTH: to the payment of the remainder, if any, to the Issuer or any other person legally entitled thereto.

        The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

Section 5.05 Optional Preservation of the Trust Estate. If the Notes have been declared due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not (but shall at the written direction of the Enhancer), elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer including payment to the Enhancer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely, and shall be protected in relying in good faith, upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.06 Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

(a) such Noteholder shall have previously given written notice to the Indenture Trustee of a continuing Event of Default;

(b) the Noteholders of not less than 25% of the aggregate Voting Rights of the Notes shall have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(c) such Noteholder or Noteholders shall have offered the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred by it in complying with such request;

(d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute such Proceedings; and

(e) no direction inconsistent with such written request shall have been given to the Indenture Trustee during such 60-day period by the Noteholders of a majority of the aggregate Voting Rights of the Notes or by the Enhancer.

        It is understood and intended that no Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

        In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the aggregate Voting Rights of the Notes, the Indenture Trustee shall act at the direction of the group of Noteholders with the greater Voting Rights. In the event that the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders representing the same Voting Rights, then the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

Section 5.07 Unconditional Rights of Noteholders to Receive Principal and Interest. Subject to the provisions of this Indenture, the Noteholder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

Section 5.08 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.09 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Enhancer or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Enhancer or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 5.11 Control by Enhancer or Noteholders. The Enhancer (so long as no Enhancer Default exists) or the Noteholders of a majority of the aggregate Voting Rights of Notes with the consent of the Enhancer, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee, provided that:

(a) such direction shall not be in conflict with any rule of law or with this Indenture;

(b) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Enhancer (so long as no Enhancer Default exists) or by the Noteholders of Notes representing not less than 100% of the aggregate Voting Rights of the Notes with the consent of the Enhancer;

(c) if the conditions set forth in Section 5.05 shall have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Noteholders of Notes representing less than 100% of the aggregate Voting Rights of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

(d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section,  subject to
Section 6.01, the Indenture Trustee need not take any action that it determines (in its sole discretion) might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action, unless the Trustee has received satisfactory indemnity from the Enhancer or a Noteholder.

Section 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Enhancer (so long as no Enhancer Default exists) or the Noteholders of not less than a majority of the aggregate Voting Rights of the Notes, with the consent of the Enhancer, may waive any past Event of Default and its consequences, except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Noteholder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their respective former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

        Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance of the related Note shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any Proceeding instituted by the Indenture Trustee, (b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the aggregate Note Balance of the Notes or (c) any Proceeding instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

Section 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15   Sale of Trust Estate.
               --------------------

(a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture and under the Insurance Agreement shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

     (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

(i) the Noteholders of all Notes and the Enhancer direct the Indenture Trustee to make, such Sale,

(ii) the proceeds of such Sale would be not less than the entire amount that would be payable to the Noteholders under the Notes, the Certificateholders under the Certificates and the Enhancer in respect of amounts drawn under the Policy and any other amounts due the Enhancer under the Insurance Agreement, in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

(iii)the Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section 5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely and shall be protected in relying in good faith upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05), and the Enhancer consents to such Sale (which consent shall not be unreasonably withheld), and the Noteholders of Notes representing at least 66 2/3% of the aggregate Voting Rights of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

(c) Unless the Noteholders and the Enhancer shall have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (ii) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, then the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid, which bid shall be subject to the provisions of Section 5.15(d)(ii) herein.

(d)     In connection with a Sale of all or any portion of the Trust Estate:

(i) any Noteholder may bid for and, with the consent of the Enhancer, purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders thereof after being appropriately stamped to show such partial payment;

(ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale. In lieu of paying cash therefor, the Indenture Trustee may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount that would be distributable to the Noteholders and the Certificateholders and amounts owing to the Enhancer as a result of such Sale in accordance with Section 5.04(b) on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith that are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

(iii)   the  Indenture   Trustee  shall  execute  and  deliver  an   appropriate
        instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

(iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

(v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

Section 5.16 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

Section 5.17   Performance and Enforcement of Certain Obligations.
               --------------------------------------------------

(a) Promptly following a written request from the Enhancer or the Indenture Trustee (with the written consent of the Enhancer), the Issuer, in its capacity as owner of the Mortgage Loans, shall, with the written consent of the Enhancer, take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Sellers and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Purchase Agreement and the

Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Sellers or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Sellers or the Servicer of each of their obligations under the Purchase Agreement and the Servicing Agreement.

(b) If an Event of Default shall have occurred and be continuing, the Indenture Trustee, as pledgee of the Mortgage Loans, subject to the rights of the Enhancer under the Servicing Agreement, may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Noteholders of 66 2/3% of the aggregate Voting Rights of the Notes, shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Sellers or the Servicer under or in connection with the Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Sellers or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended. In connection therewith, as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

                                   ARTICLE VI


                              The Indenture Trustee

Section 6.01   Duties of Indenture Trustee.
               ---------------------------

(a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

(b)     Except during the continuance of an Event of Default:

(i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, reports or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates, reports and opinions to determine whether or not they conform to the requirements of this Indenture.

(c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i) this paragraph does not limit the effect of paragraph (a) of this Section 6.01;

(ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

(iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 or any direction from the Enhancer that the Enhancer is entitled to give under any of the Basic Documents.

(d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

(e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

(f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of TIA.

(h) With respect to each Payment Date, on the Business Day following the related Determination Date, the Indenture Trustee shall forward or cause to be forwarded by mail, or other mutually agreed-upon method, to the Enhancer and the Servicer, a statement setting forth, to the extent applicable, during the Pre-Funding Period, the Pre-Funded Amount as of such Payment Date and any transfers of funds in connection therewith.

(i) The Indenture Trustee hereby accepts appointment as Certificate Paying Agent under the Trust Agreement and agrees to be bound by the provisions of the Trust Agreement relating to the Certificate Paying Agent. The Indenture Trustee hereby agrees to be bound by the provisions of Article IX of the Trust Agreement.

(j) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Event of Default (except for an Event of Default specified in clause (a) of the definition thereof) unless a Responsible Officer of the Indenture Trustee shall have received written notice or have actual knowledge thereof. In the absence of receipt of such notice or such knowledge, the Indenture Trustee may conclusively assume that there is no default or Event of Default.

(k) The Indenture Trustee shall have no duty to see to any recording or filing of any financing statement or continuation statement evidencing a security interest or to see to the maintenance of any such recording or filing or to any rerecording or refiling of any thereof.

Section 6.02   Rights of Indenture Trustee.
               ---------------------------

(a) The Indenture Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Officer's Certificate, opinion of counsel, certificate of auditors, or any other certificate, statement, instrument, report, notice, consent or other document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

(b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

(c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

               The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

               The Indenture Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.

(e) Prior to the occurrence of an Event of Default hereunder, and after the curing or waiver of all Events of Default that may have occurred, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Enhancer or Noteholders representing a majority of the aggregate Voting Rights; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require indemnity satisfactory to the Indenture Trustee against such cost, expense or liability as a condition to taking any such action.

(f) The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders or the Enhancer, pursuant to the provisions of this Agreement, unless the Noteholders or the Enhancer shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

Section 6.03 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

Section 6.04 Indenture Trustee's Disclaimer.  The Indenture Trustee shall not be
(i) responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, (ii) accountable for the Issuer's use of the proceeds from the Notes or (iii) responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes, other than the Indenture Trustee's certificate of authentication thereon.

Section 6.05 Notice of Event of Default. If an Event of Default shall occur and be continuing, and if such Event of Default is known to a Responsible Officer of the Indenture Trustee, then the Indenture Trustee shall give notice thereof to the Enhancer. The Indenture Trustee shall mail to each Noteholder notice of such Event of Default within 90 days after it occurs. Except in the case of an Event of Default with respect to the payment of principal of or interest on any Note, the Indenture Trustee may withhold such notice if and so long as a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of the Noteholders.

Section 6.06 Reports by Indenture Trustee to Noteholders. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such Noteholder to prepare its federal and state income tax returns. In addition, upon Issuer Request, the Indenture Trustee shall promptly furnish such information reasonably requested by the Issuer that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

Section 6.07 Compensation and Indemnity. The Indenture Trustee shall be compensated and indemnified by the Servicer in accordance with Section 6.06 of the Servicing Agreement. All amounts owing the Indenture Trustee hereunder in excess of such amount, as well as any amount owed to the Indenture Trustee in accordance with Section 6.06 of the Servicing Agreement, to the extent the Servicer has failed to pay such amount, shall be paid solely as provided in
Section 3.05 hereof (subject to the priorities set forth therein). The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

        The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in clause (c) or (d) of the definition thereof with respect to the Issuer, such expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

Section 6.08 Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer and the Enhancer. The Enhancer or the Noteholders of a majority of the aggregate Note Balance of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and the Enhancer (if given by such Noteholders) and may appoint a successor Indenture Trustee. Unless a Servicer Default has occurred and is continuing, the appointment of any successor Indenture Trustee shall be subject to the prior written approval of the Servicer. The Issuer shall remove the Indenture Trustee if:

(a)     the Indenture Trustee fails to comply with Section 6.11;

(b)     the Indenture Trustee is adjudged a bankrupt or insolvent;

(c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(d) the Indenture Trustee otherwise becomes incapable of fulfilling its duties under the Basic Documents.

        If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Enhancer, which consent shall not be unreasonably withheld. In addition, the Indenture Trustee shall resign to avoid being directly or indirectly controlled by the Issuer.

        A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

        If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, then the retiring Indenture Trustee, the Issuer or the Noteholders of a majority of aggregate Note Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

        If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

        Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

Section 6.09 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, then the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies with written notice of any such transaction occurring after the Closing Date.

        If at the time of any such succession by merger, conversion or consolidation, any of the Notes shall have been authenticated but not delivered, then any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated. If at such time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases, such certificates shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at such time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Issuer, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the

Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11, and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.08 hereof.

(b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

     (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

     (iii)the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

(d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 6.11 Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall

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most recent published annual report of condition and it or its parent shall have a long-term debt rating of A or better by Moody's. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

Section 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee that has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

Section 6.13 Representations and Warranties. The Indenture Trustee hereby represents and warrants that:

(a) The Indenture Trustee is duly organized, validly existing and in good standing as a national banking association with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

(b) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

(c) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

(d) To the Indenture Trustee's best knowledge, there are no Proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

(e) The Indenture Trustee does not have notice of any adverse claim (as such terms are used in Section 8-302 of the UCC in effect in the State of Delaware) with respect to the Mortgage Loans.

Section 6.14 Directions to Indenture Trustee. The Indenture Trustee is hereby directed:

(a) to accept the pledge of the Mortgage Loans and hold the assets of the Trust in trust for the Noteholders and the Enhancer;

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

(b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

(c) to take all other actions as shall be required to be taken by the terms of this Indenture.

Section 6.15 Indenture Trustee May Own Securities. The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Indenture Trustee.

                                  ARTICLE VII

                         Noteholders' Lists and Reports

Section 7.01 Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date, and (b) at such other times as the Indenture Trustee and the Enhancer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished;
provided, however, that for so long as the Indenture Trustee is the Note Registrar, no such list need be furnished.

Section 7.02   Preservation of Information; Communications to Noteholders.
               ----------------------------------------------------------

(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of the Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.
(b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

(c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIAss. 312(c).

Section 7.03   Reports by Issuer.

(a)     The Issuer shall:

(i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

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

(ii) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

(b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

Section 7.04 Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each January 1, beginning with January 1, 2003, the Indenture Trustee shall make available to each Noteholder as required by TIA ss. 313(c) and to the Enhancer a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

        A copy of each report at the time of its distribution to Noteholders shall be filed by the Indenture Trustee with the Commission, if required, and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

Section 8.01 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

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

Section 8.02   Trust Accounts.
               --------------

(a) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholders, and the Enhancer, the Note Payment Account as provided in
Section 3.01 of this Indenture.

(b) All monies deposited from time to time in the Note Payment Account pursuant to the Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholders, and all investments made with such monies, including all income or other gain from such investments, are for the benefit of the Servicer as provided in Section 5.01 of the Servicing Agreement.

        On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Payment Account to the Noteholders in respect of the Notes and, in its capacity as Certificate Paying Agent, to the Certificateholders from the Distribution Account in the order of priority set forth in Section 3.05 (except as otherwise provided in Section 5.04(b)) and in accordance with the Servicing Certificate.

        The Indenture Trustee shall invest any funds in the Note Payment Account in Permitted Investments selected in writing by the Servicer maturing no later than the Business Day preceding the next succeeding Payment Date (except that any investment in the institution with which the Note Payment Account is maintained may mature on such Payment Date) and shall not be sold or disposed of prior to the maturity. In addition, such Permitted Investments shall not be purchased at a price in excess of par. The Indenture Trustee shall have no liability whatsoever for investment losses on Permitted Investments, if such investments are made in accordance with the provisions of this Indenture and the Indenture Trustee is not the obligor under the Permitted Investment.

Section 8.03 Officer's Certificate. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to
Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture
Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

Section 8.04 Termination Upon Distribution to Noteholders. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to the Noteholders, the Certificate Paying Agent on behalf of the Certificateholders and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

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

Section 8.05   Release of Trust Estate.
               -----------------------

(a) Subject to the payment of its fees, expenses and indemnification, the Indenture Trustee may, and when required by the provisions of this Indenture or the Servicing Agreement, shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No Person relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

(b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii) all sums due the Indenture Trustee pursuant to this Indenture have been paid and (iii) all sums due the Enhancer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

(c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of an Issuer Request accompanied by an Officers' Certificate and a letter from the Enhancer stating that the Enhancer has no objection to such request from the Issuer.

(d) The Indenture Trustee shall, at the request of the Issuer or the Depositor, surrender the Policy to the Enhancer for cancellation, upon final payment of principal of and interest on the Notes.

Section 8.06 Surrender of Notes Upon Final Payment. By acceptance of any Note, the Noteholder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                                   ARTICLE IX

                             Supplemental Indentures

Section 9.01   Supplemental Indentures Without Consent of Noteholders.

(a) Without the consent of the Noteholders of any Notes, but with prior notice to the Rating Agencies and the prior written consent of the Enhancer (which consent shall not be unreasonably withheld), unless an Enhancer Default shall have occurred, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(iii)to add to the covenants of the Issuer, for the benefit of the Noteholders or the Enhancer, or to surrender any right or power herein conferred upon the Issuer;

(iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v) to cure any ambiguity, to correct any error or to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

(vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Noteholders or the Enhancer (as evidenced by an Opinion of Counsel);

(vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

(viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by TIA;

provided, however, that no such supplemental indenture shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel to the effect that the execution of such supplemental indenture will not give rise to any material adverse tax consequence to the Noteholders, including any Adverse REMIC Event.

        The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, without the consent of any Noteholder but with prior notice to the Rating Agencies and the Enhancer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or the Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

Section 9.02 Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, with prior notice to the Rating Agencies and with the consent of the Enhancer and the Noteholders of not less than a majority of the Voting Rights of each Class of Notes affected thereby, by Act (as defined in Section 10.03 hereof) of such Noteholders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Noteholder of each Note affected thereby:

(a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the Note Rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

(b) reduce the percentage of the Voting Rights of any Class of the Notes, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

(c) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

(d) reduce the percentage of the aggregate Voting Rights of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

(e) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Noteholder of each Note affected thereby;

(f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

(g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Noteholder of any Note of the security provided by the lien of this Indenture; and provided further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

        The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Noteholders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

        It shall not be necessary for any Act (as defined in Section 10.03 hereof) of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Noteholders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this
Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive and, subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 9.04 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.05 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of TIA as in effect at the time of such amendment or supplement so long as this Indenture shall then be qualified under TIA.

Section 9.06 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this
Article IX may, and if required by the Indenture Trustee, shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X

                                  Miscellaneous

Section 10.01  Compliance Certificates and Opinions, etc.

(a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Enhancer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

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

(iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

(iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

(v) if the signer of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

(b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

(ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the aggregate Note Balance of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

(iii)Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the aggregate Note Balance of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

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

(v) Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the requirements of the other provisions of this Section 10.01, (A) collect upon, sell or otherwise dispose of the Mortgage Loans as and to the extent permitted or required by the Basic Documents or (B) make cash payments out of the Note Payment Account as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing December 31, 2002, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months (or such longer period, in the case of the first such Officer's Certificate) were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

Section 10.02  Form of Documents Delivered to Indenture Trustee.
               ------------------------------------------------

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of either Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of either Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

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

Section 10.03  Acts of Noteholders.
               -------------------

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this
Section 10.03.

(b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)     The ownership of Notes shall be proved by the Note Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Note shall bind the Noteholder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 10.04 Notices, etc., to Indenture Trustee, Issuer, Enhancer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

(a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office with a copy to (i) prior to May 6, 2002, Wells Fargo Bank Minnesota, 11000 Broken Land Parkway, Columbia, Maryland, Attention: Corporate Trust Services -- GMACM 2002-HE2 and
(ii) as of May 6, 2002, 9026 Old Annapolis Road, Columbia,  Maryland 21045-1951,
Attention: Corporate Trust Services - GMACM -- 2002-HE2. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer,

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

(b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: GMACM Home Equity Loan Trust 2002-HE2, in care of the Owner Trustee, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee, or

(c) the Enhancer by the Issuer, the Indenture Trustee or by any Noteholders shall be sufficient for every purpose hereunder to in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention:
Insured Portfolio Management - Structured Finance (GMACM Home Equity Loan Trust 2002-HE2), telecopier number (800) 787-1311. The Enhancer shall promptly transmit any notice received by it from the Issuer, the Indenture Trustee or the Noteholders to the Issuer or Indenture Trustee, as the case may be.

        Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Asset Backed Surveillance; or, as to each of the foregoing Persons, at such other address as shall be designated by written notice to the other foregoing Persons.

Section 10.05 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

        In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

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

        Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

Section 10.06 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

Section 10.07 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

        The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

Section 10.08 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 10.09 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

Section 10.10 Severability. In case any provision in this Indenture or in the Notes shall be held invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

Section 10.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Enhancer, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Enhancer shall be a third party beneficiary of this Agreement.

Section 10.12 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 10.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 10.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which counsel shall be reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 10.16 Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their respective individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement. Section 10.17 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

Section 10.18 Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                                   ARTICLE XI

                                REMIC Provisions

Section 11.01 REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Estate, but excluding the Pre-Funding Account and the Capitalized Interest Account as set forth in Section 2.06 of the Trust Agreement, as three REMICs under the Code and, if necessary, under applicable state law, in accordance with Section 2.06 of the Trust Agreement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Securities are issued. For the purposes of the REMIC elections in respect of the Trust Estate, Securities and interests to be designated as the "regular interests" and the sole class of "residual interests" in each REMIC will be set forth in Section 11.03. The REMIC Administrator and the Indenture Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in each REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated. The REMIC Administrator shall prepare and file or distribute such forms as may be required under the Code and related Treasury Regulations with respect to any payments of Interest Shortfalls to the holders of the Class A-IO Notes consistent with their treatment as payments pursuant to an interest rate cap agreement for federal tax purposes. The REMIC Administrator may assume that such interest rate cap contract has a value of zero.

(b) The Closing Date is hereby designated as the "startup day" of each of REMIC I, REMIC II and REMIC III as designated in Section 11.03 below, the Trust Estate within the meaning of Section 860G(a)(9) of the Code.

(c) GMAC Mortgage Corporation shall hold a Class R Certificate representing at least a 0.01% Percentage Interest in each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, on behalf of the Tax Matters Partner, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Estate and (ii) represent the Trust Estate in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Estate and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and, if approval therefore is received from the applicable District Director of the Internal Revenue Service, shall sign and file such returns in a timely manner and, otherwise, shall, shall deliver such Tax Returns in a timely manner to the Owner Trustee, if the Owner Trustee is required to sign such returns in accordance with Section 5.03 of the Trust Agreement, and shall sign (if the Owner Trustee is not so required) and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Owner Trustee with respect to any tax or liability arising from the Owner Trustee's signing of Tax Returns that contain errors or omissions. The Indenture Trustee and Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Indenture Trustee, and the Indenture Trustee shall forward to the Noteholders and the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Indenture Trustee shall assist the Servicer and the REMIC Administrator, to the extent reasonably requested by the Servicer and the REMIC Administrator to do
so). The Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Estate to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any of the REMICs as a REMIC or (ii) result in the imposition of a tax upon any of the REMICs (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Estate and the Noteholders and the Certificateholders, at the expense of the Trust Estate, but in no event at the expense of the Servicer, the REMIC Administrator, the Owner Trustee or the Indenture Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Estate against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Estate, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Estate, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Estate has been given and that all other preconditions to the taking of such action have been satisfied. The Indenture Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any of the REMICs created hereunder or any related assets thereof, or causing any of the REMICs to take any action, which is not expressly permitted under the terms of this Agreement, the Indenture Trustee will consult with the Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any of the REMICs, and the Indenture Trustee shall not take any such action or cause either REMIC to take any such action as to which the Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Servicer or the REMIC Administrator. At all times as may be required by the Code, the Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any of the REMICs created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any of the REMICs as defined in
Section 860G(c) of the Code, on any contributions to any of the REMICs after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement or the Servicer has in its sole discretion determined to indemnify the Trust Estate against such tax, (ii) to the Indenture Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article XI, or (iii) otherwise against amounts on deposit in the Custodial Account and on the Payment Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the accrued interest due on each Class entitled thereto on a pro rata basis.

(h) The Indenture Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Servicer nor the Indenture Trustee shall accept any contributions of assets to any of the REMICs created hereunder unless (subject to Section 11.01(f)) the Servicer and the Indenture Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause any of the REMICs to fail to qualify as a REMIC at any time that any Notes or Certificates are outstanding or subject any of the REMICs to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Servicer nor the Trustee shall (subject to Section 11.01(f)) enter into any arrangement by which any of the REMICs created hereunder will receive a fee or other compensation for services nor permit any of the REMICs to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Notes and Certificates representing a regular interest in the applicable REMIC is the Final Payment Date.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Indenture Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any of the REMICs created hereunder,
(iii) the termination of the applicable REMIC pursuant to Section 3.05 of the Trust Agreement or (iv) a purchase of Mortgage Loans pursuant to the Purchase Agreement) nor acquire any assets for any of the REMICs, nor sell or dispose of any investments in the Custodial Account or the Payment Account for gain nor accept any contributions to any of the REMICs after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of the REMICs as a REMIC or (b) unless the Servicer has determined in its sole discretion to indemnify the Trust Estate against such tax, cause either REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

(n) The Trustee will apply for an employer identification number from the Internal Revenue Service on a Form SS-4 or any other acceptable method for all tax entities.

Section   11.02   Servicer,    REMIC   Administrator   and   Indenture   Trustee
Indemnification.

               The Indenture Trustee agrees to indemnify the Trust Estate, the Company, the REMIC Administrator and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Estate, the Company or the Servicer, as a result of a breach of the Indenture Trustee's covenants set forth in Article VIII or this
Article XI.

               The REMIC Administrator agrees to indemnify the Trust Estate, the Company, the Servicer, the Owner Trustee and the Indenture Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Estate, the Company, the Servicer, the Owner Trustee or the Indenture Trustee, as a result of a breach of the REMIC
Administrator's covenants set forth in this Article XI with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Owner Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Servicer in which case Section 11.02(c) will apply.

(o) The Servicer agrees to indemnify the Trust Estate, the Company, the REMIC Administrator, the Owner Trustee and the Indenture Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Estate, the Company, the REMIC Administrator, the Owner Trustee or the Indenture Trustee, as a result of a breach of the Servicer's covenants set forth in this Article XI or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Servicer that contain errors or omissions.

Section 11.03 Designation of REMIC(s).

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Estate, and subject to this Agreement (including the Mortgage Loans, but excluding the Pre-Funding Account and the Capitalized Interest Account as set forth in Section
2.06 of the Trust Agreement ) as a REMIC ("REMIC I") and will make an election to treat the pool of assets comprised of the REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions under the federal income tax law.

        The REMIC II Regular Interests will be "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under the federal income tax law.

        The REMIC III Regular Interests will be "regular interests" in REMIC III and the Class R-III Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

        IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                         GMACM HOME EQUITY LOAN TRUST 2002-HE2, as Issuer



                         By:  WILMINGTON TRUST COMPANY, not in its
                              individual capacity but solely as Owner
                              Trustee



                         By:  /s/ Patricia A. Evans
                              --------------------------------------
                              Name: Patricia A. Evans
                              Title: Assistant Vice President



                         WELLS FARGO BANK MINNESOTA, N.A., as Indenture
                             Trustee



                         By:  /s/ Peter A. Gobell
                              --------------------------------------
                              Name: Peter A. Gobell
                              Title: Vice President

Wells Fargo Bank Minnesota, N.A.
hereby accepts the appointment as Paying
Agent pursuant to Section 3.03 hereof
and as Note Registrar pursuant to Section
4.02 hereof.


By:     /s/ Peter A. Gobell
        ------------------------------------
        Name: Peter A. Gobell
        Title: Vice President

Signatures and Seals

STATE OF Delaware_____              )
         --------
                                    )       ss.:
COUNTY OF New Castle_        )
          ----------

        On this 20th day of March 2002,  before me personally  appeared Patricia
A. Evans, to me known, who being by me duly sworn, did depose and say, that he/she resides in Newark DE, that he/she is the Assistant Vice President of Wilmington Trust Company, the Owner Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.


/s/ Janel R. Havrilla
-----------------------------------------------------------------
               Notary Public

Acknowledgements

STATE OF Maryland                   )
         -------------
                                    ) ss.:
COUNTY OF Howard             )
          ------

        On this ___ day of March 2002, before me personally appeared Peter A. Gobell, to me known, who being by me duly sworn, did depose and say, that he resides at Columbia, MD; that he is the ____VP_____ of Wells Fargo Bank Minnesota, N.A., as Indenture Trustee, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


/s/ Lisa C. Carr
---------------------------------------------------
               Notary Public

NOTORIAL SEAL

                                    EXHIBIT A
                                  FORM OF NOTES

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

                            GMACM HOME EQUITY LOAN TRUST 2002-HE2

                        GMACM Home Equity Loan-Backed Note, Class A-1

Registered                                      Initial Note Balance:
                                                $254,826,000

No. R-1                                         Note Rate: Variable

                                                CUSIP NO. 361856 BV 8

        GMACM Home Equity Loan Trust 2002-HE2, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of two hundred fifty-four million eight hundred twenty-six thousand dollars ($254,826,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-1 Notes) of the aggregate amount, if any, payable from the Note Payment

Account in respect of principal of the Class A-1 Notes (the "Notes") pursuant to
Section 3.05 of the indenture dated as of March 26, 2002 (the "Indenture"), between the Issuer and Wells Fargo Bank Minnesota, N.A., as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in June 2027, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for each Interest Period will be a floating rate equal to the least of (i) LIBOR plus 0.13% per annum, (ii) 10.00% per annum and (iii) the related Net WAC Rate. LIBOR for each applicable Interest Period will be determined as of the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period by the Indenture Trustee as set forth in the Indenture. All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Note, by accepting this Note, agrees to be bound by such determination. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Note shall be paid in the manner specified herein.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Home Equity Loan-Backed Notes, Series 2002-HE2 (the "Series 2002-HE2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2002-HE2 Notes. The Series 2002-HE2 Notes are subject to all terms of the Indenture.

        The Series 2002-HE2 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        This  Note  is  entitled  to  the   benefits  of  an   irrevocable   and
unconditional financial guaranty insurance policy issued by MBIA Insurance Corporation.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on April 25, 2002, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in June 2027 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Voting Rights of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2002-HE2 Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the Noteholders of Notes representing a majority of the aggregate Voting Rights of the Notes then Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Voting Rights of the Series 2002-HE2 Notes, on behalf of the Noteholders of all Series 2002-HE2 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2002-HE2 Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Wells Fargo Bank Minnesota, N.A. in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.


                              GMACM HOME EQUITY LOAN TRUST 2002-HE2



                              By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                   individual   capacity  but  solely  as  Owner
                                   Trustee

Dated:  March 26, 2002

                              By:
                                   --------------------------------------
                                            Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                             WELLS FARGO BANK MINNESOTA, N.A.,
                             not in its individual capacity but solely as Indenture Trustee

Dated: March 26, 2002

                             By:
                                  --------------------------------------
                                           Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
_______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto


 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
        ------------------------------      ----------------------------
                                            Signature Guaranteed:

                                          _______________________________*/

--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

                            GMACM HOME EQUITY LOAN TRUST 2002-HE2

                        GMACM Home Equity Loan-Backed Note, Class A-2

Registered                                      Initial Note Balance:
                                                $53,199,000

No. R-1                                         Note Rate: 4.63%

                                                CUSIP NO. 361856 BW 6

        GMACM Home Equity Loan Trust 2002-HE2, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of fifty -three million one hundred ninety-nine thousand dollars ($53,199,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-2 Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-2 Notes (the "Notes") pursuant to Section 3.05 of the indenture dated as of March 26, 2002 (the "Indenture"), between the Issuer

Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in June 2027, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period. The Note Rate for this Note will be a fixed rate equal to 4.63% per annum. Interest on this Note will accrue for each Payment Date during the calendar month preceding the month in which such Payment Date occurs. Interest will be computed on the basis of a 360-day year consisting of twelve 30 day months. Principal of and interest on this Note shall be paid in the manner specified herein.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Home Equity Loan-Backed Notes, Series 2002-HE2 (the "Series 2002-HE2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2002-HE2 Notes. The Series 2002-HE2 Notes are subject to all terms of the Indenture.

        The Series 2002-HE2 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        This  Note  is  entitled  to  the   benefits  of  an   irrevocable   and
unconditional financial guaranty insurance policy issued by MBIA Insurance Corporation.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on April 25, 2002, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in June 25, 2027 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Voting Rights of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2002-HE2 Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the Noteholders of Notes representing a majority of the aggregate Voting Rights of the Notes then Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Voting Rights of the Series 2002-HE2 Notes, on behalf of the Noteholders of all Series 2002-HE2 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2002-HE2 Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Wells Fargo Bank Minnesota, N.A. in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.


                            GMACM HOME EQUITY LOAN TRUST 2002-HE2



                            By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                 individual   capacity  but  solely  as  Owner
                                 Trustee

Dated:  March 26, 2002

                            By:
                                 --------------------------------------
                                          Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                               WELLS FARGO BANK MINNESOTA, N.A.,
                               not in its individual capacity but solely as Indenture Trustee

Dated: March 26, 2002

                               By:
                                    --------------------------------------
                                             Authorized Signatory

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
_______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto


 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
        ------------------------------      ----------------------------
                                            Signature Guaranteed:

                                          _______________________________*/


--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

                            GMACM HOME EQUITY LOAN TRUST 2002-HE2

                        GMACM Home Equity Loan-Backed Note, Class A-3

Registered                                           Initial Note Balance:
                                                     $161,817,000

No. R-1                                              Note Rate: 5.29%

                                                     CUSIP NO. 361856 BX 4

        GMACM Home Equity Loan Trust 2002-HE2, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of one hundred sixty-one million eight hundred seventeen thousand dollars ($161,817,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-3 Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-3 Notes (the "Notes") pursuant to
Section 3.05 of the indenture dated as of March 26, 2002 (the "Indenture"), between the Issuer and Wells Fargo Bank Minnesota, N.A., as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in June 2027, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for this Note will be (I) for the April 2002 payment date through the September 2004 payment date, a fixed rate equal to the lesser of (i) 5.29% per annum and
(ii) the Net WAC Rate, and (II) thereafter, 5.29% per annum. Interest on this Note will accrue for each Payment Date during the calendar month preceding the month in which such Payment Date occurs. Interest will be computed on the basis of a 360-day year consisting of twelve 30 day months. Principal of and interest on this Note shall be paid in the manner specified herein.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Home Equity Loan-Backed Notes, Series 2002-HE2 (the "Series 2002-HE2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2002-HE2 Notes. The Series 2002-HE2 Notes are subject to all terms of the Indenture.

        The Series 2002-HE2 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        This  Note  is  entitled  to  the   benefits  of  an   irrevocable   and
unconditional financial guaranty insurance policy issued by MBIA Insurance Corporation.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on April 25, 2002, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in June 2028 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Voting Rights of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2002-HE2 Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the Noteholders of Notes representing a majority of the aggregate Voting Rights of the Notes then Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Voting Rights of the Series 2002-HE2 Notes, on behalf of the Noteholders of all Series 2002-HE2 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2002-HE2 Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Wells Fargo Bank Minnesota, N.A. in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.


                              GMACM HOME EQUITY LOAN TRUST 2002-HE2



                              By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                   individual   capacity  but  solely  as  Owner
                                   Trustee

Dated:  March 26, 2002

                              By:
                                   --------------------------------------
                                            Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                           WELLS FARGO BANK MINNESOTA, N.A.,
                           not in its individual capacity but solely as Indenture Trustee

Dated: March 26, 2002

                           By:
                                --------------------------------------
                                         Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
_______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto


 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
        ------------------------------      ----------------------------
                                            Signature Guaranteed:

                                          _______________________________*/



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

                            GMACM HOME EQUITY LOAN TRUST 2002-HE2

                        GMACM Home Equity Loan-Backed Note, Class A-4

Registered                                  Initial Note Balance:
                                            $109,924,000

No. R-1                                     Note Rate: 6.00%

                                            CUSIP NO. 361856 BY 2

        GMACM Home Equity Loan Trust 2002-HE2, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of one-hundred nine million, nine hundred twenty-four thousand dollars ($109,924,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-4 Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-4 Notes (the "Notes") pursuant to Section 3.05 of the indenture dated as of March 26, 2002 (the "Indenture"), between the Issuer and Wells Fargo Bank Minnesota, N.A., as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in June 2027, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for this Note will be (I) for the April 2002 payment date through the September 2004 payment date, a fixed rate equal to the lesser of (i) 6.00% per annum and
(ii) the Net WAC Rate, and (II) thereafter, 6.00% per annum. Interest on this Note will accrue for each Payment Date during the calendar month preceding the month in which such Payment Date occurs. Interest will be computed on the basis of a 360-day year consisting of twelve 30 day months. Principal of and interest on this Note shall be paid in the manner specified herein.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Home Equity Loan-Backed Notes, Series 2002-HE2 (the "Series 2002-HE2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2002-HE2 Notes. The Series 2002-HE2 Notes are subject to all terms of the Indenture.

        The Series 2002-HE2 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        This  Note  is  entitled  to  the   benefits  of  an   irrevocable   and
unconditional financial guaranty insurance policy issued by MBIA Insurance Corporation.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on April 25, 2002, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in June 2028 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Voting Rights of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2002-HE2 Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the Noteholders of Notes representing a majority of the aggregate Voting Rights of the Notes then Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Voting Rights of the Series 2002-HE2 Notes, on behalf of the Noteholders of all Series 2002-HE2 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2002-HE2 Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Wells Fargo Bank Minnesota, N.A., in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.


                           GMACM HOME EQUITY LOAN TRUST 2002-HE2



                           By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                individual   capacity  but  solely  as  Owner
                                Trustee

Dated:  March 26, 2002

                           By:
                                --------------------------------------
                                         Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                          WELLS FARGO BANK MINNESOTA N.A.,
                          not in its individual capacity but solely as Indenture Trustee

Dated: March 26, 2002

                          By:
                               --------------------------------------
                                        Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
_______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto


 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
        ------------------------------      ----------------------------
                                            Signature Guaranteed:

                                          _______________________________*/



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

                            GMACM HOME EQUITY LOAN TRUST 2002-HE2

                        GMACM Home Equity Loan-Backed Note, Class A-5

Registered                                     Initial Note Balance:
                                               $85,456,000

No. R-1                                        Note Rate: 6.66%

                                               CUSIP NO. 361856 BZ 9

        GMACM Home Equity Loan Trust 2002-HE2, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of eighty-five million four hundred fifty-six thousand dollars ($85,456,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-5 Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-5 Notes (the "Notes") pursuant to Section 3.05 of the indenture dated as of March 26, 2002 (the "Indenture"), between the Issuer and Wells Fargo Bank Minnesota, N.A., as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in June 2027, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for this Note will be a fixed rate equal to the lesser of (i) 6.66% per annum (or, for the Interest Period beginning after the first Payment Date on which the aggregate Pool Balance is less than 10% of the initial Pool Balance, 7.16% per annum) and (ii) the related Net WAC Rate. Interest on this Note will accrue for each Payment Date during the calendar month preceding the month in which such Payment Date occurs. Interest will be computed on the basis of a 360-day year consisting of twelve 30 day months. Principal of and interest on this Note shall be paid in the manner specified herein.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Home Equity Loan-Backed Notes, Series 2002-HE2 (the "Series 2002-HE2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2002-HE2 Notes. The Series 2002-HE2 Notes are subject to all terms of the Indenture.

        The Series 2002-HE2 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        This  Note  is  entitled  to  the   benefits  of  an   irrevocable   and
unconditional financial guaranty insurance policy issued by MBIA Insurance Corporation.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on April 25, 2002, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in June 2027 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Voting Rights of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2002-HE2 Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the Noteholders of Notes representing a majority of the aggregate Voting Rights of the Notes then Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Voting Rights of the Series 2002-HE2 Notes, on behalf of the Noteholders of all Series 2002-HE2 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2002-HE2 Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Wells Fargo Bank Minnesota, N.A., in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.


                             GMACM HOME EQUITY LOAN TRUST 2002-HE2



                             By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                  individual   capacity  but  solely  as  Owner
                                  Trustee

Dated:  March 26, 2002

                             By:
                                  --------------------------------------
                                           Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                              WELLS FARGO BANK MINNESOTA, N.A.
                              not in its individual capacity but solely as Indenture Trustee

Dated: March 26, 2002

                              By:
                                   --------------------------------------
                                            Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
_______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto


 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
        ------------------------------      ----------------------------
                                            Signature Guaranteed:

                                          _______________________________*/


--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                 CLASS A-IO NOTE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

INTEREST ON THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. THE OUTSTANDING NOTIONAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.



                            GMACM HOME EQUITY LOAN TRUST 2002-HE2

                 GMACM Home Equity Loan-Backed Note, Class A-IO

Registered                                      Initial Notional Amount:
                                                $66,522,000

No. R-1                                         Note Rate: 7.50%

                                                CUSIP NO. 361856 CA 3

        GMACM Home Equity Loan Trust 2002-HE2, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, interest on this Note at the Note Rate (as described below), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Notional Amount specified above and the Initial Notional Amount of all Class A-IO Notes), if any, payable from the Note Payment Account in respect of interest of the Class A-IO Notes (the "Notes") pursuant to Section 3.05 of the indenture dated as of March 26, 2002 (the "Indenture"), between the Issuer and Wells Fargo Bank, N.A., as indenture trustee (the "Indenture Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period through and including the Payment Date in September 2004. The Note Rate for this Note will be 7.50% per annum. The Note Rate for this Note is subject to a cap equal to the weighted average of the Net Loan Rates on the Mortgage Loans. Interest on this Note will accrue for each Payment Date during the calendar month preceding the month in which such Payment Date occurs. Interest will be computed on the basis of a 360-day year consisting of twelve 30 day months. Interest on this Note shall be calculated on the Notional Amount, which may be reduced from time to time, and will be paid in the manner specified herein.

        Interest payments on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Home Equity Loan-Backed Notes, Series 2002-HE2 (the "Series 2002-HE2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2002-HE2 Notes. The Series 2002-HE2 Notes are subject to all terms of the Indenture.

        The Series 2002-HE2 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        This  Note  is  entitled  to  the   benefits  of  an   irrevocable   and
unconditional financial guaranty insurance policy issued by MBIA Insurance Corporation.

        Interest on this Note will be payable on each Payment Date, commencing on April 25, 2002, through and including the Payment Date in September 2004, as described in the Indenture. No payments shall be made on this Note after the Payment Date occurring in September 2004. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Voting Rights of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.

        Any installment of interest, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the Notional Amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate notional amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the

Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2002-HE2 Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the Noteholders of Notes representing a majority of the aggregate Voting Rights of the Notes then Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Voting Rights of the Series 2002-HE2 Notes, on behalf of the Noteholders of all Series 2002-HE2 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2002-HE2 Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Bank One, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.


                          GMACM HOME EQUITY LOAN TRUST 2002-HE2



                          By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                               individual   capacity  but  solely  as  Owner
                               Trustee

Dated:  March 26, 2002

                          By:
                               --------------------------------------
                                        Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                            WELLS FARGO BANK MINNESOTA, N.A.,
                            not in its individual capacity but solely as Indenture Trustee

Dated: March 26, 2002

                            By:
                                 --------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
_______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto


 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
        ------------------------------      ----------------------------
                                            Signature Guaranteed:

                                          _______________________________*/


--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                 EXECUTION COPY


                                   APPENDIX A

                                   DEFINITIONS


        Accrued Certificate Interest: With respect to each Payment Date and the REMIC I or REMIC II Regular Interests, the Uncertificated Accrued Interest for such Regular Interest. With respect to the Class SB Certificates, interest accrued during the related Interest Period at the Certificate Rate for such Certificate on the related Notional Amount for such Payment Date.

        Addition  Notice:  With respect to the transfer of  Subsequent  Mortgage
Loans to the Issuer by either Seller pursuant to Section 2.2 of the Purchase Agreement (in substantially the form set forth in Exhibit 3 to such agreement), a notice given by the respective Seller to the Rating Agencies, the Indenture Trustee, the Enhancer and the Owner Trustee, which shall be given not later than seven Business Days prior to the related Subsequent Transfer Date, of (i) the Seller's designation of Subsequent Mortgage Loans to be sold to the Issuer and
(ii) the aggregate principal balance as of the Subsequent Cut-Off Date of such Subsequent Mortgage Loans.

        Adverse REMIC Event:  As defined in Section 11.01(f) of the Indenture.
        -------------------

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

        Appraised Value: With respect to any Mortgaged Property, either (x) the value as generally set forth in an appraisal of such Mortgaged Property used to establish compliance with the underwriting criteria then in effect in connection with the application for the Mortgage Loan secured by such Mortgaged Property, or (y) if the sales price of such Mortgaged Property was considered in accordance with the underwriting criteria applicable to the related Mortgage Loan, the lesser of (i) the appraised value referred to in (x) above and (ii) the sales price of such Mortgaged Property.

        Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the conveyance of such Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same jurisdiction.

        Authorized Newspaper: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

        Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.
        ---------------

        Basic Documents: The Trust Agreement, the Indenture, the Purchase Agreement, the Insurance Agreement, the Policy, the Servicing Agreement, the Custodial Agreement, any Subsequent Transfer Agreement and the other documents and certificates delivered in connection with any of the above.

        Beneficial Owner: With respect to any Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

     Billing Cycle: With respect to any Mortgage Loan and Due Date, the calendar month preceding such Due Date.

        Book-Entry Notes: Beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Pennsylvania, Delaware or the State in which the Corporate Trust Office is located are required or authorized by law to be closed.

     Business Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.ss.3801 et seq., as the same may be amended from time to time.

     Capitalized Interest Account: The account established and maintained pursuant to Section 3.18 of the Servicing Agreement.

        Capitalized Interest Requirement: With respect to each Payment Date during the Pre-Funding Period and on the Payment Date immediately after the end of the Pre-Funding Period, the excess, if any, of (i) the sum of (A) the amount of interest accrued at the weighted average of the applicable Note Rates on the respective Note Balances for the related Interest Period on the amount on deposit in the Pre-Funding Account as of the close of business on the preceding Payment Date (or as of the Closing Date, in the case of the first Payment Date) and (B) the amount of any fees paid to the Enhancer, over (ii) the amount of reinvestment earnings since the preceding Payment Date (or as of the Closing Date, in the case of the first Payment Date) on funds on deposit in the Pre-Funding Account.

        Certificate Balance: With respect to any Payment Date and any Class SB Certificate, an amount equal to the then applicable Certificate Percentage Interest of such Certificate multiplied by the Overcollateralization Amount.

     Certificate Distribution Amount: For any Payment Date, the amount, if any, distributable on the Certificates for such Payment Date pursuant to Section 3.05(a)(xiii) of the Indenture.

     Certificate of Trust: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     Certificate  Paying Agent: The Indenture  Trustee,  as further described in
Section 3.10 of the Trust Agreement.

     Certificate Percentage Interest: With respect to any Payment Date and any Certificate, the Percentage Interest for such Certificate.

        Certificate Rate: With respect to the Class SB Certificates and any Payment Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses
(i) through (iv) below, and the denominator of which is the aggregate principal balance of the REMIC II Regular Interests. For purposes of calculating the Certificate Rate for the Class SB Certificates, the numerator is equal to the sum of the following components:

               (i) the REMIC II Remittance Rate for Class LT1 REMIC II Regular Interest minus the Marker Rate, applied to a notional amount equal to the Class Principal Balance of the Class LT1 REMIC II Regular Interest;

               (ii) the REMIC II Remittance Rate for the Class LT2 REMIC II Regular Interest minus the Marker Rate, applied to a notional amount equal to the Class Principal Balance of Class LT2 REMIC II Regular Interest; and

               (iii) the REMIC II Remittance Rate for the Class LT4 REMIC II Regular Interest minus twice the Marker Rate, applied to a notional amount equal to the Class Principal Balance of Class LT4 REMIC II Regular Interest.

     Certificate Register: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

     Certificate Registrar: Initially, the Indenture Trustee, in its capacity as Certificate Registrar.

        Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register except that, any Certificate registered in the name of the Issuer, the Owner Trustee or the Indenture Trustee or any Affiliate of the Owner Trustee or the Indenture Trustee shall be deemed not to be outstanding and the registered holder will not be considered a Certificateholder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided that, in determining whether the Indenture Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of
Certificates that have been pledged in good faith may be regarded as Certificateholders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of the Owner Trustee or the Indenture Trustee.

     Certificates: The certificates in substantially the form set forth in Exhibit A or Exhibit I to the Trust Agreement.

        Class: With respect to any Note, all Notes that bear the same class designation, (i.e., the Class A-1 Notes as a group, the Class A-2 Notes as a group, the Class A-3 Notes as a group, the Class A-4 Notes as a group, the Class A-5 Notes as a group or the Class A-IO Notes as a group). With respect to any Certificate, all Certificates that bear the same class designation, (i.e., the Class SB Certificates as a group, the Class R-I Certificates as a group, the Class R-II Certificates as a group or the Class R-III Certificates as a group). With respect to any REMIC Regular Interest, all Regular Interests that bear the same class designation.

        Class A-1 Notes: The Class A-1 GMACM Home Equity Loan-Backed Notes, Series 2002-HE2, in substantially the form set forth in Exhibit A to the Indenture.

        Class A-2 Notes: The Class A-2 GMACM Home Equity Loan-Backed Notes, Series 2002-HE2, in substantially the form set forth in Exhibit A to the Indenture.

        Class A-3 Notes: The Class A-3 GMACM Home Equity Loan-Backed Notes, Series 2002-HE2, in substantially the form set forth in Exhibit A to the Indenture.

        Class A-4 Notes: The Class A-4 GMACM Home Equity Loan-Backed Notes, Series 2002-HE2, in substantially the form set forth in Exhibit A to the Indenture.

        Class A-5 Notes: The Class A-5 GMACM Home Equity Loan-Backed Notes, Series 2002-HE2, in substantially the form set forth in Exhibit A to the Indenture.

        Class A-IO Notes: The Class A-IO GMACM Home Equity Loan-Backed Notes, Series 2002-HE2, in substantially the form set forth in Exhibit A to the Indenture.

        Class LT Principal Reduction Amounts: For any Payment Date, the amounts by which the principal balances of the Class LT1, Class LT2, Class LT3 and Class LT4 REMIC II Regular Interests respectively will be reduced on such Payment Date by the allocation of Liquidation Loss Amounts and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        Y1 = the Class Principal Balance of the Class LT1 REMIC II Regular Interest after the allocation of REMIC II Liquidation Loss Amounts and making of distributions on the prior Payment Date.

        Y2 = the Class Principal Balance of the Class LT2 REMIC II Regular Interest after the allocation of REMIC II Liquidation Loss Amounts and making of distributions on the prior Payment Date.

        Y3 = the Class Principal Balance of the Class LT3 REMIC II Regular Interest after the allocation of REMIC II Liquidation Loss Amounts and making of distributions on the prior Payment Date.

        Y4 = the Class Principal Balance of the Class LT4 REMIC II Regular Interest after the allocation of REMIC II Liquidation Loss
               Amounts and making of distributions on the prior Payment Date (note: Y4 = Y3 ).

        (DELTA)Y1 = the Class LT1 Principal Reduction Amount.

        (DELTA)Y2 = the Class LT2 Principal Reduction Amount.

        (DELTA)Y3 = the Class LT3 Principal Reduction Amount.

        (DELTA)Y4 = the Class LT4 Principal Reduction Amount.

        P0 = the aggregate principal balance of the Class LT1, Class LT2, Class LT3 and Class LT4 REMIC II Regular Interests after distributions and the allocation of Liquidation Loss Amounts on the prior Payment Date.

            = the aggregate principal balance of the Mortgage Loans (including any remaining Pre-Funded Amount) after giving effect to principal payments distributed and Liquidation Loss Amounts allocated on the prior Payment Date.

        P1 = the aggregate principal balance of the Class LT1, Class LT2, Class LT3 and Class LT4 REMIC II Regular Interests after distributions and the allocation of Liquidation Loss Amounts to be made on such Payment Date.

            = the aggregate principal balance of the Mortgage Loans (including any remaining Pre-Funded Amount) after giving effect to principal payments distributed and Liquidation Loss Amounts allocated on such Payment Date.

        (DELTA)P = P0 - P1 = the  aggregate of the Class LT1,  Class LT2,  Class
               LT3 and Class LT4 Principal Reduction Amounts.

              =the sum of (I) the aggregate of the Liquidation  Loss Amounts for such Payment Date and allocated to principal by the definition of REMIC II Liquidation Loss Amounts, (II) the Principal Collections (including amounts released from the Pre-Funding Account for distribution as principal on the Notes) for such Payment Date and
               (III) the principal portion of amounts advanced for such Payment Date.

        R0 = the REMIC I Net WAC Rate (stated as a monthly rate) for such Payment Date.

        R1 = the REMIC I Net WAC (stated as a monthly rate) for the next succeeding Payment Date.

          (alpha)= (Y2 + Y3)/P0.  The  initial  value of (alpha) on the  Closing
               Date for use on the first Payment Date shall be 0.0001.

        (gamma)0 = the lesser of (I) the sum of (A) the interest accruing at the Note Rate on the Notes other than the Class A-IO Notes in respect of the Interest Period related to such Payment Date (without reduction by the interest portion of Liquidation Loss Amounts, Prepayment Interest Shortfalls or Relief Act Shortfalls allocated to such Notes) and (B) (i) for Payment Dates on or before September 27, 2004, the lesser of (a) the sum for the Notes other than the Class A-IO Note of one month's interest on each such Note at a rate equal to the excess, if any, of the Note Rate determined without the limitation of such Note Rate to the Net WAC Rate over the Net WAC Rate and (b) the product of (x) the excess or Ro*Po over the amount described in (A) and (y) a fraction whose numerator is the amount described in (a) and whose denominator is the sum of the amount described in (a) and one month's interest on the Class A-IO Notional Amount at a rate equal to the excess, if any, of 7.5% per annum over the Net WAC Rate for the Class A-IO Notes or (ii) for Payment Dates after September 27, 2004, the sum of one month's interest on each Note at a rate equal to the excess, if any, of the Note Rate determined without the limitation of such Note Rate to the Net WAC Rate over the Net WAC Rate or (II) Ro*Po.

        (gamma)1 = the lesser of (I) the sum of (A) the interest accruing at the Note Rate on the Notes other than the Class A-IO Notes in respect of the Interest Period related to the next succeeding Payment Date (without reduction by the interest portion of Liquidation Loss Amounts, Prepayment Interest Shortfalls or Relief Act Shortfalls allocated to such Notes) and (B) (i) for such next succeeding Payment Dates on or before September 27, 2004, the lesser of (a) the sum for the Notes other than the Class A-IO Note of one month's interest on each such Note at a rate equal to the excess, if any, of the Note Rate determined without the limitation of such Note Rate to the Net WAC Rate over the Net WAC Rate and (b) the product of (x) the excess of R1*P1 over the amount described in (A) and (y) a fraction whose numerator is the amount described in (a) and whose denominator is the sum of the amount described in (a) and one month's interest on the Class A-IO Notional Amount at a rate equal to the excess, if any, of 7.5% per annum over the Net WAC Rate for the Class A-IO Notes or
               (ii) for such next succeeding Payment Dates after September 27, 2004, the sum of one month's interest on each Note at a rate equal to the excess, if any, of the Note Rate determined without the limitation of such Note Rate to the Net WAC Rate over the Net WAC Rate or (II) R1*P1.

Then, based on the foregoing definitions:

        (DELTA)Y1 =   (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4

        (DELTA)Y2 =   ((alpha)/2){((gamma) 0R1 - (gamma)1R0)/R0R1};

        (DELTA)Y3 =   (alpha)(DELTA)P - (DELTA)Y2; and

        (DELTA)Y4 =   (DELTA)Y3

     if both (DELTA)Y2 and (DELTA)Y3, as so determined, are non-negative numbers. Otherwise:

        (1)    If (DELTA)Y2, as so determined, is negative, then

        (DELTA)Y2 = 0;

        (DELTA)Y3 = {2(alpha)(DELTA)PY2R1R0 - (alpha)2P0((gamma)0R1 - (gamma)1R0)}/{2(alpha)Y2R1R0 - (alpha)((gamma)0R1 - (gamma)1R0)};

        (DELTA)Y4 = (DELTA)Y3; and

        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

        (2)    If (DELTA)Y3, as so determined, is negative, then

        (DELTA)Y3 = 0;

        (DELTA)Y2 = {(alpha)2P0((gamma)0R1 - (gamma)1R0)} -
               2(alpha)(DELTA)PY2R1R0}/(2(alpha)Y2R1R0- 2(alpha)(DELTA)PR1R0 +
               (alpha)((gamma)0R1 - (gamma)1R0)};

        (DELTA)Y4 = (DELTA)Y3; and

        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

        Class LT1 Principal Distribution Amount: For any Payment Date, the excess, if any, of the Class LT1 Principal Reduction Amount for such Payment Date over the principal Liquidation Loss Amounts allocated to the Class LT1 REMIC I Regular Interest on such Payment Date.

        Class LT2 Principal Distribution Amount: For any Payment Date, the excess, if any, of the Class LT2 Principal Reduction Amount for such Payment Date over the principal Liquidation Loss Amounts allocated to the Class LT2 REMIC I Regular Interest on such Payment Date.

        Class LT3 Principal Distribution Amount: For any Payment Date, the excess, if any, of the Class LT3 Principal Reduction Amount for such Payment Date over the principal Liquidation Loss Amounts allocated to the Class LT3 REMIC I Regular Interest on such Payment Date.

        Class LT4 Principal Distribution Amount: For any Payment Date, the excess, if any, of the Class LT4 Principal Reduction Amount for such Payment Date over the principal Liquidation Loss Amounts allocated to the Class LT4 REMIC I Regular Interest on such Payment Date.

        Class Principal Balance: For each Class of REMIC I Regular Interests, the Initial Balance thereof (as set forth in the definition of REMIC I Regular Interests) as reduced on each successive Payment Date first by Liquidation Loss Amounts allocated to the principal thereof by the definition of REMIC I Liquidation Loss Amounts and second by principal deemed distributed in respect thereof on such Payment Date pursuant to Section 5.01(e) of the Trust Agreement. For each Class of REMIC II Regular Interests, the Initial Balance thereof (as set forth in the definition of REMIC II Regular Interests) as reduced on each successive Payment Date first by Liquidation Loss Amounts allocated to the principal thereof by the definition of REMIC II Liquidation Loss Amounts and second by principal deemed distributed in respect thereof pursuant to Section 5.01(f) of the Trust Agreement. For each Class of REMIC III Regular Interests, the Class Principal Balance of the related Class of Notes. For each Class of Notes, the Initial Balance thereof as reduced on each successive Payment Date by principal distributed in respect thereof on such Payment Date pursuant to
Section 3.03 of the Servicing Agreement and Section 3.05 of the Indenture.

        Class R Certificates: The Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates, each as substantially in the form of Exhibit I to the Trust Agreement and entitled to distributions as provided in the Trust Agreement.

        Class SB Certificates: The Class SB Certificates substantially in the form of Exhibit A to the Trust Agreement and entitled to distributions as provided in the Trust Agreement.

        Class SB Distribution Amount: On any Payment Date, the sum of (i)Accrued Certificate Interest for such Payment Date (ii) the amounts payable to the Certificates pursuant to Section 3.05(a)(vi) and 3.05(a)(xiii) of the Indenture and (iii) the Overcollateralization Release Amount, if any, for the Determination Date related to such Payment Date, reduced, but not below zero, by the Liquidation Loss Distribution Amount and Overcollateralization Increase Amount for such Payment Date, all of the foregoing done without double counting either in addition or subtraction.

        Closing Date: March 26, 2002.
        ------------

     Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     Collateral: The meaning specified in the Granting Clause of the Indenture.

     Collection Period: With respect to any Mortgage Loan and Payment Date, the calendar month preceding any such Payment Date.

     Collections:   With  respect  to  any  Collection   Period,   all  Interest
Collections and Principal Collections during such Collection Period.

        Combined Loan-to-Value Ratio or CLTV: With respect to each Mortgage Loan, the ratio, expressed as a percentage, of the sum of (i) the initial principal balance of such Mortgage Loan and (ii) any outstanding principal balance, at origination of such Mortgage Loan, of all other mortgage loans, if any, secured by senior or subordinate liens on the related Mortgaged Property, to the Appraised Value, or, when not available, the Stated Value.

        Commission:  The Securities and Exchange Commission.

        Corporate Trust Office: With respect to the Indenture Trustee, Certificate Registrar, Certificate Paying Agent and Paying Agent, the principal corporate trust office of the Indenture Trustee and Note Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at (i) for Note and Certificate transfer purposes: Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0070, Attention: Corporate Trust Services-GMACM Series 2002-HE2 and (ii) for all other purposes prior to May 6, 2002, 11000
Broken Land Parkway, Columbia, Maryland 21044, Attention: Corporate Trust Services -GMACM Series 2002-HE2 (and as of May 6, 2002, such office shall be located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention:
Corporate Trust Services-GMACM Series 2002-HE2). With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration.

        Custodial Account: The account or accounts created and maintained by the Servicer pursuant to Section 3.02(b) of the Servicing Agreement, in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Mortgage Loans.

     Custodial Agreement: Any Custodial Agreement among the Custodian, the Indenture Trustee, the Issuer and the Servicer relating to the custody of the Mortgage Loans and the Related Documents.

        Custodian: Escrow Bank USA, an industrial loan corporation established under the laws of the State of Utah, and its successors and assigns, or any successor custodian for the Mortgage Files appointed by the Indenture Trustee and reasonably acceptable to the Enhancer and the Servicer.

        Cut-Off Date:  March 1, 2002.

        Cut-Off Date Principal Balance: With respect to any Initial Mortgage Loan or Subsequent Mortgage Loan, the unpaid principal balance thereof as of the close of business on the last day of the Billing Cycle immediately prior to the Cut-Off Date or Subsequent Cut-Off Date, as the case may be.

     Default: Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

        Deficiency Amount: With respect to any Payment Date, (a) the amount by which the aggregate amount of accrued interest on the Notes (excluding any Relief Act Shortfalls for such Payment Date) at the respective Note Rates on such Payment Date exceeds the amount on deposit in the Note Payment Account available for interest distributions on such Payment Date and (b)(i) with respect to any Payment Date that is not the Final Payment Date, any Liquidation Loss Amount for such Payment Date, to the extent not distributed as part of the Liquidation Loss Distribution Amount on such Payment Date or reflected in a reduction in the Overcollateralization Amount or (ii) on the Final Payment Date, the aggregate outstanding balance of the Notes to the extent otherwise not paid on such date.

     Definitive  Notes:  Any definitive,  fully registered Note, as described in
Section 4.06 of the Indenture.

     Deleted Loan: A Mortgage Loan replaced or to be replaced with an Eligible Substitute Loan.

     Depositor:   Residential   Asset  Mortgage   Products,   Inc.,  a  Delaware
corporation, or its successor in interest.

        Depository: The Depository Trust Company or a successor appointed by the Indenture Trustee with the approval of the Issuer. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Commission thereunder.

     Depository Participant: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Determination Date: With respect to any Payment Date, the 18th day of the month in which such Payment Date occurs or if such day is not a Business Day, the next succeeding Business Day.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Estate or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Account: The account or accounts created and maintained by the Certificate Paying Agent pursuant to Section 3.10(c) of the Trust Agreement. The Certificate Paying Agent will make all distributions on the Certificates from money on deposit in the Distribution Account.

     Due Date: With respect to the Mortgage Loans, the date on which the Monthly Payment thereon is due in accordance with the terms of the related Mortgage Note.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the short-term debt obligations of which have been rated by each Rating Agency in its highest rating category available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and each Rating Agency) the Indenture Trustee have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) an account or accounts maintained with a depository institution or trust company, as long as its short-term debt obligations are rated P-1 by Moody's and A-1+ by Standard & Poor's (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 by Moody's and AA- by Standard & Poor's (or the equivalent) or better by each Rating Agency, or (iv) a segregated trust account or accounts maintained in the corporate trust division of a depository institution or trust company, acting in its fiduciary capacity, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account will not cause a Rating Event (if determined without regard to the Policy)).

        Eligible Substitute Loan: A Mortgage Loan substituted by either Seller or GMACM for a Deleted Loan, which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Indenture Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Loan (the amount of any shortfall to be deposited by such Seller in the Custodial Account in the month of substitution); (ii) comply with each representation and warranty made by GMACM set forth in Section 3.1(b) of the Purchase Agreement, other than clauses
(viii), (xiii), (xxiv), (xxv)(B), (xxvi) and (xxvii), in the case of an Eligible Substitute Loan substituted by GMACM, and comply with the representations and warranties made by WG Trust set forth in Section 3.1(c)(ii), in the case of an Eligible Substitute Loan substituted by WG Trust, as of the date of substitution; (iii) have a Loan Rate and Net Loan Rate no lower than and not more than 1% per annum higher than the Loan Rate and Net Loan Rate, respectively, of the Deleted Loan as of the date of substitution; (iv) have a CLTV at the time of substitution no higher than that of the Deleted Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Loan; and (vi) not be 30 days or more delinquent.

     Enhancer:  MBIA  Insurance  Corporation,   any  successor  thereto  or  any
replacement Enhancer substituted pursuant to the Indenture.

     Enhancer Default: Any failure by the Enhancer to make a payment required under the Policy in accordance with its terms.

     Enhancer Optional Deposit: Amounts deposited by or on behalf of the Enhancer in the Note Payment Account, other than Insured Amounts, to be applied to the Notes.

        ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default: With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) a default in the payment of the principal of, any installment of the principal of or interest on any Note when the same becomes due and payable, and such default shall continue for a period of five (5) days;

(b) there occurs a default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made that has a material adverse effect on the Noteholders or the Enhancer, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Enhancer or the Noteholders of at least 25% of the aggregate Note Balance of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder;

(c) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(d) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

        Excess Capitalized Interest Requirement: With respect to each Payment Date during the Pre-Funding Period and on the Payment Date immediately after the end of the Pre-Funding Period, an amount equal to the excess of (i) one month's interest at the Weighted Average Net Loan Rate on the funds on deposit in the Pre-Funding Account over (ii) the sum of (a) the Capitalized Interest Requirement and (b) the amount of reinvestment earnings since the preceding Payment Date (or as of the Closing Date, in the case of the first Payment Date) on funds on deposit in the Pre-Funding Account.

        Excess Spread: With respect to any Payment Date and without taking into account any Draw on the Policy for such Payment Date, the excess, if any, of (i) Interest Collections for the related Collection Period over (ii) the sum of (x) the premium for the Policy for such Payment Date, (y) the amounts paid on such Payment Date to the Noteholders of the Notes pursuant to Section 3.05(a)(ii) of the Indenture and (z) the Liquidation Loss Amount paid on such Payment Date.

        Excess Spread Test: As to any Payment Date, a test that will be satisfied if the product of (x) (i) the amount of Excess Spread on such Payment Date divided by (ii) the Pool Balance as of the beginning of the related Collection Period and (y) 12, expressed as a percentage, is greater than or equal to 1.50%.

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     Expenses: The meaning specified in Section 7.02 of the Trust Agreement.

     Fannie Mae: Fannie Mae, formerly the Federal National Mortgage Association, or any successor thereto.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     Final Payment Date: The Payment Date in June 2027.

     Fiscal Year: The fiscal year of the Trust, which shall end on December 31 of each year.

        Foreclosure Profit: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of Liquidation Proceeds net of Liquidation Expenses exceeds (ii) the Principal Balance of such Liquidated Mortgage Loan (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) immediately prior to the final recovery of the related Liquidation Proceeds.

     Freddie  Mac:  Freddie  Mac,   formerly  the  Federal  Home  Loan  Mortgage
Corporation, or any successor thereto.

        GAAP: Generally accepted accounting principles.

        Grant: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     GMAC: General Motors Acceptance Corporation, and its successors and assigns.

     GMAC Bank: GMAC Bank, a federal savings bank and its successors and assigns.

        GMACM:  GMAC Mortgage Corporation, and its successors and assigns.

Indemnified Party: The meaning specified in Section 7.02 of the Trust Agreement.

Indenture: The indenture dated as of March 26, 2002 between the Issuer and the Indenture Trustee.

Indenture Trustee: Wells Fargo Bank Minnesota, N.A., a national banking association, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

        Independent: When used with respect to any specified Person, such Person
(i) is in fact independent of the Issuer, any other obligor on the Notes, the Sellers, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Sellers, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Sellers, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

        Initial Aggregate Note Balance:  $665,222,000.
        ------------------------------

        Initial Class A-1 Note Balance:  $254,826,000.
        ------------------------------

        Initial Class A-2 Note Balance:  $53,199,000.
        ------------------------------

        Initial Class A-3 Note Balance:  $161,817,000.
        ------------------------------

        Initial Class A-4 Note Balance:  $109,924,000.
        ------------------------------

        Initial Class A-5 Note Balance:  $85,456,000.
        ------------------------------

        Initial Class A-IO Notional Amount:  $66,522,000.
        ----------------------------------

        Initial Mortgage Loans: The Mortgage Loans initially transferred by the Depositor to the Issuer on the Closing Date, which are listed on the Mortgage Loan Schedule on such date.

        Insolvency Event: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the Indenture Trustee shall have notice) of its inability to pay its debts generally, or the adoption by the Board of Directors or managing member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

        Insurance Agreement: The Insurance Agreement dated as of March 1, 2002, among the Servicer, the Sellers, the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee and the Enhancer, including any amendments and supplements thereto.

        Insurance Proceeds: Proceeds paid by any insurer (other than the Enhancer) pursuant to any insurance policy covering a Mortgage Loan which are required to be remitted to the Servicer, or amounts required to be paid by the Servicer pursuant to the next to last sentence of Section 3.04 of the Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the related Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

        Insured Amount:  As defined in the Policy.
        --------------

        Interest Collections: With respect to any Payment Date, the sum of (i) the portion of all scheduled Monthly Payments on the Mortgage Loans received and applied to interest during the related Collection Period, minus the Servicing Fee for the related Collection Period, (ii) the portion of all Insurance Proceeds and Net Liquidation Proceeds allocable to interest pursuant to the terms of the Mortgage Notes, reduced by the Servicing Fee for the related Collection Period and (iii) the interest portion of the Repurchase Price for any Deleted Loans paid by the Seller or GMACM during the related Collection Period and the cash purchase price paid in connection with any optional purchase of the Mortgage Loans by the Servicer. The terms of the related Mortgage Note shall determine the portion of each payment in respect of each Mortgage Loan that constitutes principal or interest.

        Interest Coverage Amount: The amount to be paid from proceeds received from the sale of the Notes for deposit into the Capitalized Interest Account pursuant to Section 3.18 of the Servicing Agreement on the Closing Date, which amount initially shall be $1,969,420.34, and thereafter, shall be the amount computed in accordance with Section 3.18 of the Servicing Agreement.

        Interest Period: With respect to the Class A-1 Notes and any Payment Date other than the first Payment Date, the period beginning on the preceding Payment Date and ending on the day preceding such Payment Date, and in the case of the first Payment Date, the period beginning on March 26, 2002 and ending on the day preceding the first Payment Date. With respect to the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-IO Notes and any Regular Interest (other than the Class A-1 Notes) and any Payment Date, the calendar month preceding the month in which such Payment Date occurs.

        Interest Shortfall: On any Payment Date for which the related Note Rate for any Class of Notes has been determined pursuant to the definition "Net WAC Rate", the excess of (a) the amount of interest that would have accrued on such Class of Notes during the related Interest Period had such amount not been determined pursuant to the definition "Net WAC Rate" over (b) the interest actually accrued on such Class of Notes during such Interest Period.

     Issuer or Trust: The GMACM Home Equity Loan Trust 2002-HE2, a Delaware business trust, or its successor in interest.

        Issuer Order or Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

        LIBOR: As to any Interest Period, (a) for any Interest Period other than the first Interest Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of that Interest Period or (b) with respect to the first Interest Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, two LIBOR Business Days prior to the Closing Date. If such rate does not appear on such page (or other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee after consultation with the Servicer), the rate will be the Reference Bank Rate. If no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date.

        LIBOR  Business  Day:  Any day other than (i) a Saturday  or a Sunday or
(ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

        Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

        Liquidated Mortgage Loan: With respect to any Payment Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Collection Period that substantially all Liquidation Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related REO Property have been recovered.

        Liquidation Expenses: All out-of-pocket expenses (exclusive of overhead) incurred by or on behalf of the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, including legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan) respecting such Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

        Liquidation Loss Amount: With respect to any Payment Date and any Mortgage Loan that became a Liquidated Mortgage Loan during the related Collection Period, the unrecovered portion of the Principal Balance of such Mortgage Loan and any unpaid accrued interest thereon at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of such Principal Balance.

        Liquidation Loss Distribution Amount: With respect to any Payment Date, the aggregate of (A) 100% of the Liquidation Loss Amounts on such Payment Date, plus (B) any such Liquidation Loss Amounts remaining undistributed from any preceding Payment Date, provided that any such Liquidation Loss Distribution Amount remaining undistributed from any preceding Payment Date shall not be distributed to the extent that it was paid by means of a draw on the Policy or was reflected in the reduction of the Overcollateralization Amount.

        Liquidation Proceeds: Proceeds (including Insurance Proceeds but not including amounts drawn under the Policy) if any received in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise.

     Loan Rate: With respect to any Mortgage Loan and any day, the per annum rate of interest applicable under the related Mortgage Note.

        Lost Note Affidavit: With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the related Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note, if available).

        Marker Rate: Two times the weighted average of the REMIC II Remittance Rates for the Class LT2 REMIC II Regular Interest and the Class LT3 REMIC II Regular Interest weighted by their respective Class Principal Balances.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

        Method A Amount: Shall mean an amount equal to the sum of: (i) 1.60% of the aggregate Principal Balance of the Mortgage Loans that are less than 30 days contractually delinquent as of the last day of the related Collection Period,
(ii) 10% of the aggregate Principal Balance of the Mortgage Loans that are 30 to 59 days contractually delinquent as of the last day of the related Collection Period, (iii) 25% of the aggregate Principal Balance of the Mortgage Loans that are 60 to 89 days contractually delinquent as of the last day of the related Collection Period, (iv) 50% of the aggregate Principal Balance of the Mortgage Loans that are 90 to 119 days contractually delinquent as of the last day of the related Collection Period, (v) 80% of the aggregate Principal Balance of the Mortgage Loans that are 120 to 179 days contractually delinquent as of the last day of the related Collection Period, and (vi) 100% of the aggregate Principal Balance of Mortgage Loans that are 180 days or more contractually delinquent and all Mortgage Loans in bankruptcy (net of those performing under a plan) or Mortgage Loans that are in foreclosure or that relate to REO Properties, each as of the last day of the related Collection Period; provided, however, with respect to Mortgage Loans that are secured by first liens, the same amounts shall apply for items (i) through (iv), however the multiple used for items (v) and (vi) shall be 65%.

        Method B Amount: Shall mean an amount equal to the sum of: (i) 100% of the aggregate Principal Balance of all Mortgage Loans that are 180 days or more contractually delinquent as of the last day of the related Collection Period,
(ii) with respect to Mortgage Loans secured by second liens, 100% of the aggregate Principal Balance of Mortgage Loans that are in foreclosure or that relate to REO Properties as of the last day of the related Collection Period,
(iii) with respect to Mortgage Loans secured by first liens, 65% of the aggregate Principal Balance of Mortgage Loans that are in foreclosure, that are in bankruptcy (net of those performing under a plan) or that relate to REO Properties as of the last day of the related Collection Period, and (iv) two times the Target Percentage multiplied by the aggregate Principal Balance of the remaining Mortgage Loans as of the last day of the related Collection Period.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the terms of such Mortgage Loan.

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

        Mortgage File: With respect to each Mortgage Loan:

        (i) the original Mortgage Note endorsed or assigned without recourse in blank (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of GMACM or GMAC Bank) or, with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

        (ii) the original Mortgage, noting the presence of the MIN of the Mortgage Loan, if the Mortgage is registered on the MERS(R) System, and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by GMACM that such Mortgage has been sent for recording, or a county certified copy of such Mortgage in the event the recording office keeps the original or if the original is lost;

        (iii) unless the Mortgage Loan is registered on the MERS(R) System, original assignments (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage in recordable form from GMACM or GMAC Bank to "Wells Fargo Bank Minnesota, N.A., as Indenture Trustee under that certain Indenture dated as of March 26, 2002, for GMACM Home Equity Loan Trust 2002-HE2, Home Equity Loan-Backed Notes" c/o the Servicer at an address specified by the Servicer;

        (iv) originals of any intervening assignments of the Mortgage from the originator to GMACM or GMAC Bank, if the assignment to the Indenture Trustee described in clause (iii) above is from GMAC Bank, (or to MERS, if the Mortgage Loan is registered on the MERS(R) System, and which notes the presence of a
MIN), with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by GMACM that such original intervening assignment has been sent for recording; and

        (v)  a  true  and  correct  copy  of  each   assumption,   modification,
consolidation or substitution agreement, if any, relating to such Mortgage Loan; and

        (vi) any documents required to be added to such documents pursuant to the Purchase Agreement, the Trust Agreement or the Servicing Agreement.

        It is understood that the Mortgage File (other than item (i) above) may be retained in microfilm, microfiche, optical storage or magnetic media in lieu of hard copy; provided, that with respect to any Mortgage Loan not registered on the MERS(R) System, the original assignment of Mortgage described in clause
(iii) above shall be retained in the Mortgage File.

        Mortgage Loan Schedule: The initial schedule of Initial Mortgage Loans as of the Cut-Off Date set forth in Exhibit A of the Servicing Agreement, and as of each Subsequent Cut-off Date, any Subsequent Mortgage Loans, which schedule sets forth as to each Mortgage Loan the (i) Cut-Off Date Principal Balance, (ii) loan number, (iii) lien position of the related Mortgage, (iv) original term to maturity of the related Mortgage Note, (v) date of the related Mortgage Note,
(vi) maturity date of the related Mortgage Note, (vii) Appraised Value of the related Mortgaged Property, (viii) unpaid principal balance of a mortgage loan secured by a lien senior to the Mortgage Loan, (ix) CLTV, (x) debt-to-income ratio of the related Mortgagor, and (xi) number of residential units on the related Mortgaged Property.

        Mortgage Loans: At any time, all Initial Mortgage Loans and Subsequent Mortgage Loans, if any, that have been sold to the Issuer pursuant to, in the case of Initial Mortgage Loans, the Trust Agreement, or, in the case of Subsequent Mortgage Loans, a Subsequent Transfer Agreement, together with all monies due or to become due thereunder or the Related Documents, and that remain subject to the terms thereof.

        Mortgage Note: With respect to a Mortgage Loan, the promissory note pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage as modified or amended.

     Mortgaged Property: The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

        Mortgagor:  The obligor or obligors under a Mortgage Note.

        Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses (but not including the portion, if any, of such amount that exceeds the Principal Balance of, plus accrued and unpaid interest on, such Mortgage Loan at the end of the Collection Period immediately preceding the Collection Period in which such Mortgage Loan became a Liquidated Mortgage Loan).

        Net Loan Rate: With respect to any Mortgage Loan and Payment Date, the Loan Rate of the Mortgage Loan applicable to the Monthly Payment due during the related Due Period, net of the sum of the Servicing Fee Rate and the Premium Percentage for such Mortgage Loan on such Payment Date.

        Net WAC Rate:  (I) With respect to the Notes,  other than the Class A-IO
Notes: (A) for the April 2002 Payment Date through the September 2004 Payment Date, a per annum rate equal to (a) the Weighted Average Net Loan Rate of the Mortgage Loans, as of the first day of the month preceding the month in which such Payment Date occurs, minus (b) the product of (i) the Note Rate for the Class A-IO Notes for such Payment Date and (ii) a fraction, the numerator of which is the Notional Amount of the Class A-IO Notes immediately prior to such Payment Date and the denominator of which is the aggregate Principal Balance of the Mortgage Loans as of the first day of the month preceding the month in which such Payment Date occurs, and (B) for each Payment Date thereafter, a per annum rate equal to the Weighted Average Net Loan Rate of the Mortgage Loans as of the first day of the month preceding the month in which such Payment Date occurs, but in any such event not less than 0.00% and (II) with respect to the Class A-IO Notes, a per annum rate equal to the Weighted Average Net Loan Rate of the Mortgage Loans, as of the first day of the month preceding the month in which such Payment Date occurs.

        Non-United States Person:  Any Person other than a United States Person.

        Note Balance: With respect to any Payment Date and any Class of Notes, other than the Class A-IO Notes, the Initial Note Balance thereof reduced by all payments of principal thereon prior to such Payment Date.

        Note Owner or Owner:  The Beneficial Owner of a Note.

        Note Payment Account: The account established by the Indenture Trustee pursuant to Section 8.02 of the Indenture and Section 5.01 of the Servicing Agreement. Amounts deposited in the Note Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture.

        Note Rate: As to the Notes, the following rates:

               Class A-1 Notes: a floating rate equal to the least of (i) LIBOR plus 0.13% per annum, (ii) 10.00% per annum and (iii) the Net WAC Rate;

               Class A-2 Notes:  a fixed rate equal to 4.63% per annum;

               Class A-3 Notes: (I) for the April 2002 Payment Dates through the September 2004 Payment Dates, a fixed rate equal to the lesser of (i) 5.29% per annum and (ii) the Net WAC Rate and (II) thereafter, a fixed rate equal to 5.29% per annum;

               Class A-4 Notes: (I) for the April 2002 Payment Dates through the September 2004 Payment Dates, a fixed rate equal to the lesser of (i) 6.00% per annum and (ii) the Net WAC Rate and (II) thereafter, a fixed rate equal to 6.00% per annum;

               Class A-5 Notes: a fixed rate equal to the lesser of (i) 6.66% per annum (or, for any Interest Period for the Class A-5 Notes commencing after the first Payment Date on which the aggregate Pool Balance is less than 10.00% of the initial Pool Balance, a fixed rate equal to 7.16% per annum) and (ii) the Net WAC Rate;

               Class A-IO Notes: (A) for any Payment Date up to and including the 30th Payment Date, the lesser of (i) 7.50% per annum and (ii) the Net WAC Rate, and (B) in the case of any Payment Date thereafter, 0%.

               Note Register: The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

               Note Registrar: The Indenture Trustee, in its capacity as Note Registrar.

        Noteholder: The Person in whose name a Note is registered in the Note Register, except that, any Note registered in the name of the Depositor, the Issuer or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Noteholder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided, that in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Noteholders if the pledgee thereof establishes to the satisfaction of the Indenture Trustee or the Owner Trustee such pledgee's right so to act with respect to such Notes and that such pledgee is not the Issuer, any other obligor on the Notes or any Affiliate of any of the foregoing Persons.

        Notes: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-IO Notes issued and outstanding at any time pursuant to the Indenture.

        Notional Amount: With respect to the Class A-IO Notes and any Payment Date, the lesser of $66,522,000 and the aggregate Principal Balance of the Mortgage Loans, prior to giving effect to actual payments of principal received during the related Collection Period. With respect to the Class SB Certificates and any Payment Date, the aggregate of the Class Principal Balances for all Classes of REMIC II Regular Interests before giving effect to payments to be made and the allocation of Liquidation Loss Amounts to occur on such Payment Date.

        Officer's Certificate: With respect to the Servicer, a certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Servicer and delivered to the Indenture Trustee. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

        Opinion of Counsel: A written opinion of counsel of a law firm reasonably acceptable to each recipient thereof. Any Opinion of Counsel for the Servicer may be provided by in-house counsel for the Servicer if reasonably acceptable to each recipient thereof.

        Original Pre-Funded Amount: The amount deposited from the proceeds of the sale of the Securities into the Pre-Funding Account on the Closing Date, which amount is $166,305,306.35.

     Outstanding: With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

               (i)  Notes  theretofore   cancelled  by  the  Note  Registrar  or
          delivered to the Indenture Trustee for cancellation; and

               (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

provided, however, that for purposes of effectuating the Enhancer's right of subrogation as set forth in Section 4.12 of the Indenture only, all Notes that have been paid with funds provided under the Policy shall be deemed to be Outstanding until the Enhancer has been reimbursed with respect thereto.

        Overcollateralization Amount: With respect to any Payment Date, the amount (but not less than zero), if any, by which (a) the Pool Balance after applying payments received in the related Collection Period exceeds (b) the aggregate Note Balance of the Notes on such Payment Date (after application of the Principal Collection Distribution Amount and Liquidation Loss Distribution Amount for such date). The Overcollateralization Amount is subject to reduction on any Payment Date as described in Section 3.05(d) of the Indenture.

        Overcollateralization Increase Amount: With respect to any Payment Date, an amount equal to the lesser of (i) the amount remaining in the Note Payment Account following distributions pursuant to Section 3.05(a)(vii) of the Indenture and (ii) the amount necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

     Overcollateralization   Release  Amount:   With  respect  to  any  date  of
determination, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.

     Owner Trust: GMACM Home Equity Loan Trust 2002-HE2, created by the Certificate of Trust pursuant to the Trust Agreement.

        Owner Trustee: Wilmington Trust Company, not in its individual capacity but solely as owner trustee, and its successors and assigns or any successor Owner Trustee appointed pursuant to the terms of the Trust Agreement.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Certificateholder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Paying Agent:  Any paying agent or co-paying  agent  appointed  pursuant to
Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

     Payment Date: The 25th day of each month, or if such day is not a Business Day, then the next Business Day.

        Percentage Interest: With respect to any Note and Payment Date, the percentage obtained by dividing the Note Balance of such Note by the aggregate Note Balance of all Notes prior to such Payment Date. With respect to any Certificate and any Payment Date, the Percentage Interest stated on the face of such Certificate.

        Permitted Investments:  One or more of the following:

        (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) above maturing not more than one month from the date of acquisition thereof; provided, that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category available;

        (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided, that the short-term debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating category available; and provided further, that if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and provided further, that if the only Rating Agency is Standard & Poor's and the original maturity of such short-term debt obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+;

        (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating category available; provided, that such commercial paper shall have a remaining maturity of not more than 30 days;

        (v) a money market fund or a qualified investment fund (including without limitation, any such fund for which the Indenture Trustee or an Affiliate of the Indenture Trustee acts as an advisor or a manager) rated by each Rating Agency in one of its two highest long-term rating categories available; and

        (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not cause a Rating Event, and which are acceptable to the Enhancer, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest long-term rating category available shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's, and references herein to the highest short-term rating category available shall mean A-1+ in the case of Standard & Poor's and P-1 in the case of Moody's.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any legal individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Plan: Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code, as described in Section
3.05 of the Trust Agreement..

     Plan Assets: The meaning specified in Section 2510.3-101 of the Department of Labor Regulations and as described in Section 3.05 of the Trust Agreement.

     Policy: The Note Guaranty Insurance Policy No. #37730, dated as of the Closing Date, issued by the Enhancer.

     Policy Draw Amount: With respect to any Payment Date, the Insured Amount.

     Pool Balance: With respect to any date, the aggregate Principal Balance of all Mortgage Loans as of such date and (during the Pre-Funding Period) the Pre-Funded Amount.

        Pre-Funded Amount: With respect to any date of determination during the Pre-Funding Period, the amount on deposit in the Pre-Funding Account.

        Pre-Funding  Account: The account established and maintained pursuant to
Section 3.17 of the Servicing Agreement.

        Pre-Funding Period: The period commencing on the Closing Date until the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $50,000, (ii) June 24, 2002 or (iii) the occurrence of a Servicing Default.

        Predecessor Note: With respect to any Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 4.03 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as such mutilated, lost, destroyed or stolen Note.

        Premium Percentage: For any Payment Date, the percentage set forth in the Insurance Agreement at which the premium on the Policy is calculated, multiplied by a fraction, the numerator of which is the aggregate Note Balance of the Notes, and the denominator of which is the aggregate Principal Balance of the Mortgage Loans, prior to giving effect to distributions to be made on such Payment Date.

        Principal Balance: With respect to any Mortgage Loan, other than a Liquidated Mortgage Loan, and as of any day, the related Cut-Off Date Principal Balance, minus all collections credited as principal in respect of any such Mortgage Loan in accordance with the related Mortgage Note and applied in reduction of the Principal Balance thereof. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan immediately prior to the final recovery of substantially all related Liquidation Proceeds and a Principal Balance of zero thereafter.

     Principal Collection Distribution Amount: For any Payment Date, the total Principal Collections for such Payment Date less any Overcollateralization Release Amount for such Payment Date.

        Principal Collections: With respect to any Payment Date, an amount equal to the sum of (i) the amount of all scheduled Monthly Payments on the Mortgage Loans received and applied to principal during the related Collection Period, as reported by the Servicer or the related Subservicer; (ii) the principal portion of all proceeds of the repurchase of any Mortgage Loans (or, in the case of a substitution, any Substitution Adjustment Amounts) during the related Collection Period; (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the related Collection Period (or deemed to be received during the related Collection Period), including, without limitation, full and partial Principal Prepayments made by the respective Mortgagors, Insurance Proceeds and Net Liquidation Proceeds), to the extent not previously distributed; and (iv) on the Payment Date immediately following the end of the Pre-Funding Period, any amount transferred from the Pre-Funding Account to the Note Payment Account in accordance with Section 3.17 of the Servicing Agreement.

        Principal Prepayment: Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

     Program Guide: The GMACM Home Equity Servicing Guidelines, as in effect from time to time.

     Prospectus Supplement: The prospectus supplement dated March 20, 2002, relating to the Notes.

     Purchase Agreement: The mortgage loan purchase agreement dated as of March 26, 2002, among the Sellers, the Purchaser, the Issuer and the Indenture Trustee.

     Purchase Price: The amounts specified in Section 2.3(a) of the Purchase Agreement.

     Purchaser: Residential Asset Mortgage Products, Inc., as purchaser under the Purchase Agreement.

        Rating Agency: Each of Moody's and Standard & Poor's, or, if any such organization or a successor thereto is no longer in existence, such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term rating category of a Rating Agency shall mean A-1+ in the case of Standard & Poor's and P-1 in the case of Moody's; and in the case of any other Rating Agency, shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's; and in the case of any other Rating Agency, shall mean such equivalent rating.

     Rating Event: The qualification, reduction or withdrawal by a Rating Agency of its then-current rating of the Notes.

        Record Date: With respect to the Class A-1 Notes and any Payment Date, unless the Class A-1 Notes are no longer held in book-entry form, the Business Day next preceding such Payment Date and with respect to the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class A-IO Notes, and the Class A-1 Notes, if such Class A-1 Notes are no longer held in book-entry form, the last Business Day of the month preceding the month of such Payment Date.

        Recovery Fee: A customary fee calculated based on additional recovery amounts charged for the collection of such additional recovery amounts on any Mortgage Loan after the date that such Mortgage Loan became a Liquidated Mortgage Loan.

        Reference Bank Rate: With respect to any Interest Period, the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of one percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market in amounts approximately equal to the outstanding Note Balance of the Class A-1 Notes; provided, that at least two Reference Banks provide such rate. If fewer than two such rates are provided, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Servicer and the Enhancer, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Note Balance of the Class A-1 Notes.

     Reference Banks: Shall mean three major banks in the London interbank market selected by the Indenture Trustee after consultation with the Servicer.

     Regular Interest: Any of the REMIC I Regular Interests, REMIC II Regular Interests or REMIC III Regular Interests.

        Related Class: A Class of REMIC III Regular Interests and a class of Notes are related if, and only if, they bear the same Letter/number combination designating their Class, e.g. the REMIC III Regular Interest A-3 is related to the Class A-3 Notes.

     Related Documents: With respect to each Mortgage Loan, the documents contained in the related Mortgage File.

        Relief Act Shortfalls: With respect to any Payment Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the related Collection Period as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, the shortfall, if any, equal to (i) one month's interest on the Principal Balance of such Mortgage Loan at the applicable Loan Rate, over (ii) the interest collectible on such Mortgage Loan during such Collection Period.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Wells Fargo Bank Minnesota, N.A.; provided that if the REMIC Administrator is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Servicer or Indenture Trustee acting as Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

     REMIC I: The segregated pool of assets in the Trust Estate with respect to which a REMIC election is to be made.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC I Liquidation Loss Amounts: For any Payment Date, Liquidation Loss Amounts on the Mortgage Loans for the related Collection Period shall be allocated as follows: Liquidation Loss Amounts shall be allocated to the Class LTA and LTB REMIC I Regular Interests in reduction of the principal balances thereof to the extent required to reduce the aggregate principal balance of the Class LTA and LTB REMIC I Regular Interests to the aggregate principal balance of the Mortgage Loans with any remaining Liquidation Loss Amounts treated as reducing accrued interest on the Class LTA and LTB REMIC I Regular Interests. Liquidation Loss Amounts treated as reducing the principal balance of the Class LTA and LTB REMIC I Regular Interests shall be allocated, first, to the Class LTA REMIC I Regular Interest until the principal balance of such Regular Interest shall have been reduced to zero, and, thereafter, to the Class LTB REMIC I Regular Interest.

        REMIC I Net WAC Rate: For any Payment Date, the weighted average of (i) the REMIC I Remittance Rate for REMIC I Regular Interest LTA applicable for payments to be made on that Payment Date and (ii) the REMIC I Remittance Rate for REMIC I Regular Interest LTB applicable for payments to be made on that Payment Date reduced, but not below 0.00%, for Payment Dates on or before the Payment Date in September of 2004, by 7.50%, weighted by the principal balances of the REMIC I Regular Interests LTA and LTB respectively before giving effect to distributions to be made on such Payment Date.

        REMIC I Regular Interests: The Class LTA REMIC I Regular Interest and Class LTB REMIC Interest having the properties set forth in the following table and elsewhere herein:

------------------------- ----------------------- ----------------------- -----------------------

                                 REMIC I                                          LATEST
      DESIGNATION               REMITTANCE               INITIAL                 POSSIBLE
          DATE                     RATE                   BALANCE              MATURITY(1)
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          LTA                      (2)                  $598,700,000          June 15, 2027
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          LTB                      (2)                   $66,522,000          June 15, 2027
------------------------- ----------------------- ----------------------- -----------------------

                      (1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Payment Date immediately following the latest possible maturity date for any Mortgage Loan has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

                      (2) Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.

        REMIC I Remittance Rate: With respect to the Class LTA and LTB REMIC I Regular Interests, the Weighted Average Net Loan Rate.

        REMIC II: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

        REMIC II Liquidation Loss Amounts: For any Payment Date, Liquidation Loss Amounts on the Mortgage Loans for the related Collection Period shall be allocated as follows: first, to the LTA-IO REMIC II Regular Interest to the extent, if any, that Liquidation Loss Amounts on Mortgage Loans for such Payment Date are allocated to the Class A-IO Notes, such Liquidation Loss Amounts shall be treated as reducing accrued interest on the LTA-IO REMIC II Regular Interest; all other Liquidation Loss Amounts shall be allocated to the LT1, LT2, LT3 and LT4 REMIC II Regular Interests in reduction of the principal balances thereof to the extent required to reduce the aggregate principal balance of the LT1, LT2, LT3 and LT4 REMIC II Regular Interests to the aggregate principal balance of the Mortgage Loans (including any remaining Pre-Funded Amount) with any remaining Liquidation Loss Amounts treated as reducing accrued interest of the LT1, LT2, LT3 and LT4 REMIC II Regular Interests. Liquidation Loss Amounts treated as reducing the principal balance of the LT1, LT2, LT3 and LT4 REMIC II Regular Interests shall be allocated first to the LT2, LT3 and LT4 REMIC II Regular Interests pro-rata according to their respective Principal Reduction Amounts in amounts not in excess of such Principal Reduction Amounts, second, to the LT1 REMIC Regular Interest until the principal balance of such Regular Interest shall have been reduced to zero, and, thereafter, to the LT2, LT3 and LT4 REMIC II Regular interests pro-rata according to their respective principal balances.

        REMIC II Regular Interests: The Class LT1 REMIC II Regular Interest, the Class LT2 REMIC II Regular Interest, the Class LT3 REMIC II Regular Interest, the Class LT4 REMIC II Regular Interest and the Class LTA-IO REMIC II Regular Interest having the properties set forth in the following table and elsewhere herein:

------------------------- ----------------------- ----------------------- -----------------------

                                 REMIC II                                         LATEST
      DESIGNATION               REMITTANCE               INITIAL                 POSSIBLE
          DATE                     RATE                   BALANCE              MATURITY(1)
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          LT1                  Variable(2)           $665,116,426.42          June 15, 2027
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          LT2                  Variable(2)                $27,470.82          June 15, 2027
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          LT3                       0%                    $39,051.38          June 15, 2027
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          LT4                  Variable(2)                $39,051.38          June 15, 2027
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

         LTA-IO                Variable(2)                        $0        September 27, 2004
------------------------- ----------------------- ----------------------- -----------------------

        (1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Payment Date immediately following the maturity date for the Mortgage Loan with the Latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest other than the LTA-IO REMIC II Regular Interest.

        (2) Calculated in accordance with the definition of "REMIC II Remittance Rate herein.

        REMIC II Remittance Rate: With respect to the LT1 and LT2 REMIC II Regular Interests, the REMIC I Net WAC Rate. With respect to LT3 REMIC II Regular Interest, 0.00% per annum). With respect to LT4 REMIC II Regular Interests, twice the REMIC I Net WAC Rate. With respect to the LTA-IO REMIC II Regular Interest, the lesser of 7.50% per annum or the Weighted Average Net Loan Rate on a Notional Amount equal to the principal balance of the LTB REMIC I Regular Interest.

        REMIC III: The segregated pool of assets consisting of the REMIC II Regular Interests conveyed in trust to the Indenture Trustee for the benefit of the holders of each Class of the Notes and Certificates (other than the Class R-I Certificates and Class R-II Certificates), with respect to which a separate REMIC election is to be made.

        REMIC III Regular Interests: The REMIC III Regular Interest A-1, the REMIC III Regular Interest A-2, the REMIC III Regular Interest A-3, the REMIC III Regular Interest A-4, the REMIC III Regular Interest A-5, REMIC III Regular Interest SB and the REMIC III Regular Interest A-IO having the properties set forth in the following table and elsewhere herein:

------------------------- ----------------------- ----------------------- -----------------------

                                REMIC III                                         LATEST
      DESIGNATION               REMITTANCE               INITIAL                 POSSIBLE
          DATE                     RATE                   BALANCE              MATURITY(1)
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          A-1                      (2)                  $254,826,000          June 25, 2027
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          A-2                      (2)                   $53,199,000          June 25, 2027
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          A-3                      (2)                  $161,817,000          June 25, 2027
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          A-4                      (2)                  $109,924,000          June 25, 2027
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          A-5                      (2)                   $85,456,000          June 25, 2027
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          A-IO                     (2)                            $0        September 27, 2004
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

           SB                      (2)                            $0          June 25, 2027
------------------------- ----------------------- ----------------------- -----------------------

----------------------------------------------------------------------------------------------

        (1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the Payment Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest other than the REMIC III Regular Interest A-IO.

        (2) Calculated in accordance with the definition of "REMIC III Remittance Rate " herein.

        REMIC III Remittance Rate: With respect to the A-1, A-2, A-3, A-4 and A-5 REMIC III Regular Interests, the Note Rate for the Related Class of Notes. With respect to REMIC III Regular Interest A-IO, the Class A-IO Note Rate applied to the Class A-IO Notional Amount, which is equal to all of the interest on the Class LTA-IO REMIC II Regular Interest. With respect to REMIC III Regular Interest SB, the Certificate Rate applied to the Class SB Notional Amount.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     Remittance Rate: The REMIC I Remittance Rate, REMIC II Remittance Rate or REMIC III Remittance Rate, as applicable.

        REO Property: A Mortgaged Property that is acquired by the Trust in foreclosure or by deed in lieu of foreclosure.

     Representative: Bear, Stearns & Co. Inc., as representative of the Underwriters.

        Repurchase Event: With respect to any Mortgage Loan, either (i) a discovery that, as of the Closing Date with respect to an Initial Mortgage Loan or the related Subsequent Transfer Date with respect to any Subsequent Mortgage Loan, the related Mortgage was not a valid lien on the related Mortgaged Property subject only to (A) the lien of any prior mortgage indicated on the Mortgage Loan Schedule, (B) the lien of real property taxes and assessments not yet due and payable, (C) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are customarily accepted for similar loans and (D) other matters to which like properties are commonly subject that do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Mortgage Loan as to which either Seller delivers an affidavit certifying that the original Mortgage Note has been lost or destroyed, a subsequent default on such Mortgage Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Mortgage Note.

        Repurchase Price: With respect to any Mortgage Loan required to be repurchased on any date pursuant to the Purchase Agreement or purchased by the Servicer pursuant to the Servicing Agreement, an amount equal to the sum of (i) 100% of the Principal Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Loan Rate (or with respect to the last day of the month in the month of repurchase, the Loan Rate will be the Loan Rate in effect as of the second to last day in such month) on the outstanding Principal Balance thereof from the Due Date to which interest was last paid by the related Mortgagor to the first day of the month following the month of purchase.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under the Servicing Agreement or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Overcollateralization Amount: As to any Payment Date prior to the Stepdown Date, the Required Overcollateralization Amount will be an amount equal to the sum of (i) the Target Percentage and (ii) with respect to Mortgage Loans secured by second liens, the sum of (A) an amount equal to 100% of the aggregate Principal Balance of such Mortgage Loans that are 180 days or more contractually delinquent as of the last day of the related Collection Period; and (B) 100.00% of the aggregate Principal Balance of such Mortgage Loans that are in foreclosure or that relate to REO Properties. As to any Payment Date on or after the Stepdown Date, the Required Overcollateralization Amount will be equal to the greater of (I) the lesser of (A) the Method A Amount and (B) the Method B Amount; and (II) $1,330,444. In addition, the Required Overcollateralization Amount may be reduced with the prior written consent of the Enhancer and the Rating Agencies.

        Responsible Officer: With respect to the Indenture Trustee, any officer of the Indenture Trustee with direct responsibility for the administration of the Trust Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        Rolling Six-Month Annualized Liquidation Loss Amount: With respect to any Determination Date, the product (expressed as a percentage) of (i) the aggregate Liquidation Loss Amounts as of the end of each of the six Collection Periods (reduced by the aggregate Subsequent Net Recovery Amounts for such Collection Periods) immediately preceding such Determination Date divided by the Initial Pool Balance and (ii) two (2).

        Secretary of State:  The Secretary of State of the State of Delaware.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     Securities Balance: The Note Balance or Certificate Balance, as the context may require.

        Security:  Any Certificate or a Note, as the context may require.

        Securityholder:  Any Noteholder or Certificateholder.

        Seller  or  Sellers:   GMAC   Mortgage   Corporation,   a   Pennsylvania
corporation, and its successors and assigns and Walnut Grove Mortgage Loan Trust 2001-A, a Delaware business trust, and its successors and assigns.

     Servicer: GMAC Mortgage Corporation, a Pennsylvania corporation, and its successors and assigns.

     Servicing Agreement: The servicing agreement dated as of March 26, 2002 among the Servicer, the Issuer and the Indenture Trustee.

     Servicing Certificate: A certificate completed and executed by a Servicing Officer on behalf of the Servicer in accordance with Section 4.01 of the Servicing Agreement.

        Servicing Default: Any one of the following events:

        (i) any failure by the Servicer to deposit in the Custodial Account, the Note Payment Account or the Distribution Account any deposit required to be made under the terms of the Servicing Agreement that continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Enhancer;

        (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Securities or in the Servicing Agreement, which failure, in each case, materially and adversely affects the interests of the Securityholders or the Enhancer, and which failure continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" under the Servicing Agreement, shall have been given to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Enhancer;

        (iii) the entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Servicer or its property, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

        (iv) the Servicer shall voluntarily submit to Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law relating to the Servicer or of or relating to all or substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

        (v) the Servicer's Tangible Net Worth at any time is less than $100,000,000 and GMAC fails to own, directly or indirectly, at least 51% of the common stock of the Servicer;

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        (vi) the  occurrence  of a draw on the  Policy  and the  failure  by the
Servicer to reimburse the Enhancer any amount owed to the Enhancer pursuant to the Insurance Agreement on account of the draw, which failure continues unremedied for a period of 90 days after written notice to the Servicer; and

     (vii) the Rolling  Six-Month  Annualized  Liquidation  Loss Amount  exceeds
1.5%.

        Servicing Fee: With respect to any Mortgage Loan and any Collection Period, the product of (i) the Servicing Fee Rate divided by 12 and (ii) the Pool Balance as of the first day of such Collection Period.

        Servicing Fee Rate: 0.50% per annum.

        Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Enhancer) by the Servicer, as such list may be amended from time to time.

     Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

        Stated Value: With respect to any Mortgage Loan, the stated value of the related Mortgaged Property determined in accordance with the Program Guide and given by the related Mortgagor in his or her application.

        Stepdown  Date:  The later of (i) the Payment  Date in October  2004 and
(ii) the Payment Date on which the Pool Balance (after applying payments received in the related Collection Period) as of such Payment Date is less than 50% of the initial Pool Balance.

     Subsequent Cut-Off Date: With respect to any Subsequent Mortgage Loan, the date specified in the related Subsequent Transfer Agreement.

        Subsequent Cut-Off Date Principal Balance: With respect to any Subsequent Mortgage Loan, the Principal Balance thereof as of the close of business on the last day of the Collection Period immediately prior to the related Subsequent Cut-Off Date.

        Subsequent Mortgage Loan: A Mortgage Loan sold by a Seller to the Issuer pursuant to Section 2.2 of the Purchase Agreement, such Mortgage Loan being identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement, as set forth in such Subsequent Transfer Agreement.

     Subsequent Net Recovery Amounts: Amounts collected on a Mortgage Loan after the Mortgage Loan becomes a Liquidated Mortgage Loan, net of any Recovery Fee.

        Subsequent Transfer Agreement: Each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the respective Seller and the Issuer substantially in the form of Exhibit 2 to the Purchase Agreement, by which the related Subsequent Mortgage Loans are sold to the Issuer.

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     Subsequent   Transfer  Date:  With  respect  to  each  Subsequent  Transfer
Agreement, the date on which the related Subsequent Mortgage Loans are sold to the Issuer.

     Subservicer: Each Person that enters into a Subservicing Agreement as a subservicer of Mortgage Loans.

        Subservicing Agreement: The written contract between the Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.01 of the Servicing Agreement.

        Substitution Adjustment Amount: With respect to any Eligible Substitute Loan and any Deleted Loan, the amount, if any, as determined by the Servicer, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Securityholders in the month of substitution).

        Tangible Net Worth: Net Worth, less the sum of the following (without duplication): (a) any other assets of GMACM and its consolidated subsidiaries that would be treated as intangibles under GAAP including, without limitation, any write-up of assets (other than adjustments to market value to the extent required under GAAP with respect to excess servicing, residual interests in offerings of asset-backed securities and asset-backed securities that are interest-only securities), good-will, research and development costs, trade-marks, trade names, copyrights, patents and unamortized debt discount and expenses and (b) loans or other extensions of credit to officers of GMACM or its consolidated subsidiaries other than mortgage loans made to such Persons in the ordinary course of business.

        Target Percentage: The Target Percentage shall equal 2.00% of the initial Pool Balance; provided, however, the Target Percentage shall be increased by 1.25% on any Payment Date upon which the Excess Spread Test is not satisfied. In addition, after the Step-down Date, if the Excess Spread Test is not satisfied, the percentage described in item (i) of the definition of "Method A Amount" will increase by 1.25%.

     Tax Matters Partner: GMACM, as initial Certificateholder of the Class R Certificates.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each REMIC due to their classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Telerate Screen Page 3750: The display page so designated on the Bridge Telerate Capital Markets Report (or such other page as may replace page 3750 on such service for the purpose of displaying London interbank offered rates of major banks, or, if such service is no longer offered, such other service for displaying London interbank offered rates or comparable rates as may be selected by the Indenture Trustee after consultation with the Servicer).

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     Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Treasury Regulations: Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous
provisions  of  final   Treasury   Regulations  or  other   successor   Treasury
Regulations.

     Trust Agreement: The trust agreement dated as of March 26, 2002, between the Owner Trustee and the Depositor.

     Trust Estate: The meaning specified in the Granting Clause of the Indenture.

        Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

     UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

        Uncertificated Accrued Interest: With respect to any Regular Interest for any Payment Date, one month's interest at the related Remittance Rate for such Payment Date, accrued on the Uncertificated Principal Balance or Uncertificated Notional Amount, as applicable, immediately prior to such Payment Date. Uncertificated Accrued Interest for REMIC I and REMIC II Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for any Payment Date, any Prepayment Interest Shortfalls relating to the Mortgage Loans for any Payment Date shall be allocated first to REMIC I Regular Interest LTB to the same extent as such shortfalls are allocated to the Class A-IO Certificates and any such shortfalls remaining shall then be allocated to LTA REMIC I Regular Interest, in each case to the extent of one month's interest at the then applicable respective REMIC I Remittance Rate on the respective Uncertificated Principal Balance of each such REMIC I Regular Interest. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC II Regular Interests for any Payment Date, any Prepayment Interest Shortfalls relating to the Mortgage Loans for any Payment Date shall be allocated first, to Uncertificated Accrued Interest payable to the Class LTA-IO REMIC II Regular Interest to the same extent as such shortfalls are allocated to the Class A-IO Certificates, and thereafter any remaining Prepayment Interest Shortfalls relating to the Mortgage Loans for such Payment Date shall be allocated among the LT1, LT2, LT3 and LT4 REMIC II Regular Interests, pro rata based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence. With respect to any Payment Date and the REMIC III Regular Interest SB, one month's interest at the related Certificate Rate on the Notional Amount thereof reduced the share of any Prepayment Interest Shortfalls or Relief Act Shortfalls relating to the Mortgage Loans that are allocated to the Class SB Certificate.

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

        Uncertificated  Notional  Amount:  With  respect  to  REMIC  II  Regular
Interest LTA-IO and REMIC III Regular Interest A-IO and any date of determination, the Uncertificated Principal Balance of REMIC I Regular Interest LTB for such Payment Date.

        Uncertificated Principal Balance: With respect to any Payment Date and any Regular Interest (other than the Class LTA-IO REMIC II Regular Interest and REMIC III Regular Interest A-IO), the Class Principal Balance thereof. The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero. The Class LTA-IO REMIC II Regular Interest and REMIC III Regular Interest A-IO will not have an Uncertificated Principal Balances..

     Underwriters: Each of Bear, Stearns & Co. Inc., Lehman Brothers, Inc. and First Union Securities, Inc.

     Underwriting Agreement: The underwriting agreement dated March 20, 2002, between the Depositor, GMACM and the Representative.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        Voting Rights: The portion of the voting rights of the Holders of the Notes allocated to each Class of Notes. 99.00% of all of the Voting Rights exercisable by the Noteholders shall be allocated among the Classes of Class A Notes (other than the Class A-IO Notes) in accordance with their respective outstanding Note Balances and 1.0% of all of the Voting Rights shall be allocated among the Holders of the Class A-IO Notes. Voting Rights shall be allocated among the Holders of a Class of Notes on a pro rata basis in accordance with their respective Percentage Interests.

        Weighted Average Net Initial Loan Rate: For any Payment Date, the weighted average of the Net Loan Rates of Initial Mortgage Loans (including
Mortgage Loans substituted for Initial Mortgage Loans), weighted by the respective Principal Balances of the related Initial Mortgage Loans after giving effect to distributions made on the prior payment Date.

        Weighted Average Net Loan Rate: For any Payment Date, the weighted average of the Net Loan Rates of the Mortgage Loans, weighted by the respective Principal Balances of the Mortgage Loans as of the beginning of the related Collection Period.

     WG Trust: Walnut Grove Mortgage Loan Trust 2001-A, a Delaware business trust.


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